PROSPECTUS
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                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    Issued by
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                   320 Park Avenue, New York, New York 10022

                                   Through its
                             SEPARATE ACCOUNT NO. 3
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The Policies -- We offer variable universal life insurance policies  (Policies), without a sales charge. The Policies are designed to provide you with life insurance protection, while giving you flexibility in the timing and amount of premiums you pay. You also have some flexibility in the amount of insurance coverage available to you.

In this Prospectus, a Policyowner or you means a person to whom we have issued a Policy. You should note that the purchase of a Policy as a replacement for any existing insurance coverage you have may not be advisable.

Investment Alternatives for Your Account Balance -- You may allocate your Account Balance to any of the Funds of Mutual of America Separate Account No. 3 (the Separate Account) or to our General Account. You may transfer all or any part of your Account Balance among the Funds and the Separate Account at any time, without charge.

The Separate Account Funds invest in similarly named funds or portfolios of mutual funds (the Underlying Funds), which will have varying investment returns and performance. The Underlying Funds currently are:


o Mutual of America Investment Corporation: Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity, Composite, Bond, Mid-Term Bond, Short-Term Bond, Money Market, Aggressive Allocation, Moderate Allocation and Conservative Allocation Funds;


o     Scudder  Variable  Series  I:  Capital  Growth,   Bond  and  International
      Portfolios;

o     Variable   Insurance   Products   Funds   of   Fidelity    Investments(R):
      Equity-Income, Contrafund and Asset Manager Portfolios;

o     Calvert Social Balanced Portfolio of Calvert Variable Series, Inc.; and

o American Century VP Capital Appreciation Fund of American Century Variable Portfolios, Inc.

We do not guarantee the investment performance of any Separate Account Fund. You bear the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Balance in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under the heading "Our General Account".

Statement of Additional Information--You may obtain at no charge a Statement of Additional Information (an SAI), dated the same date as this Prospectus, with additional information about the Policies and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785.

Prospectuses--You should read this Prospectus carefully before you purchase a Policy, and you should keep it for future reference. This Prospectus is accompanied by the prospectuses for the Underlying Funds, which you also should read before you purchase a Policy.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Dated: May 1, 2003

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Introduction and Summary ................................................      1


Tables of Charges .......................................................      4

Purchase of a Policy ....................................................      7
   Policy Issue .........................................................      7
   Basic Death Benefit Plan .............................................      7
   Supplemental Insurance Benefits ......................................      8
   Changes in the Face Amount of Your Policy ............................      8

Payment of Premiums .....................................................      9
   Scheduled Premiums ...................................................      9
   Unscheduled Premiums .................................................      9
   Limitation on Premiums ...............................................      9
   Allocation of Premiums ...............................................      9
   Policies issued in Massachusetts .....................................     10
   Dollar Cost Averaging ................................................     10
   Policy Lapse and Reinstatement .......................................     10

Underlying Funds Invested in by Our Separate Account ....................     11
   Investment Advisers for the Underlying Funds .........................     14

Your Account Balance in the Separate Account Funds ......................     15

Our General Account .....................................................     15

Access to Your Account Balance ..........................................     16
   Surrender of Policy ..................................................     16
   Partial Withdrawals of Account Balance ...............................     17
   Your Right to Transfer Among Investment Alternatives .................     17
   How to Tell Us an Amount for Transfers or Partial Withdrawals ........     17
   Policy Loans .........................................................     17
   Accelerated Benefit for Terminal Illness .............................     18
   Maturity Benefit .....................................................     19
   When We May Postpone Payments ........................................     19

Insurance Benefits Upon Death of Insured Person .........................     20
   Death Proceeds .......................................................     20

Basic Death Benefit .....................................................     20
   Corridor Percentages .................................................     20
   Payment Options ......................................................     21

                                                                            Page
                                                                            ----


Charges and Deductions You Will Pay .....................................     22
   Cost of Insurance Charges ............................................     22
   Administrative Charges ...............................................     22
   Mortality and Expense Risks Charges ..................................     23
   Supplemental Insurance Benefits Fee ..................................     23
   Accelerated Benefit Fee ..............................................     23
   Premium and Other Taxes ..............................................     23
   Changes in Policy Cost Factors .......................................     23
   Fees and Expenses of Underlying Funds ................................     24

Where to Contact Us and Give Us Instructions ............................     24
   Contacting Mutual of America .........................................     24
   Requests by Telephone ................................................     24
   Market Timing Restrictions ...........................................     25
   Where You Should Direct Requests .....................................     25

About Mutual of America and Our Separate Account No. 3 ..................     25

Federal Tax Considerations ..............................................     26
   Obtaining Tax Advice .................................................     26
   Tax Status of the Policies ...........................................     26
   Tax Treatment of Policy Benefits and Access of Account Balance .......     27
   Policy Loan Interest .................................................     29
   Estate Taxes .........................................................     29

Your Voting Rights for Meetings of the Underlying Funds .................     29

Funding and Other Changes We May Make ...................................     30

Administrative Matters ..................................................     30
   Notices, Confirmation Statements and Reports to Policyowners .........     30
   Miscellaneous Policy Provisions ......................................     31

Other Information .......................................................     31
   Legal Proceedings ....................................................     31
   Financial Statements .................................................     31

Definitions We Use in This Prospectus ...................................     32

Appendix-- General Account Operations ...................................     35


This Prospectus does not constitute an offering in any jurisdiction in which we may not lawfully offer the Policies for sale. We have not authorized any person to give any information or to make any representations in connection with this offering other than those in this Prospectus. If any person gives or makes any unauthorized information or representations to you, you must not rely on them in making your decision of whether or not to purchase a policy.

                            INTRODUCTION AND SUMMARY

The discussion below is a summary of the Policy and of the benefits and risks of purchasing a Policy. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations. You will find definitions under "Definitions We Use in This Prospectus".

The Policy We Offer
--------------------------------------------------------------------------------

The Policy is a variable universal life insurance policy. It enables you, within certain limits, to accommodate changes in your insurance needs and changes in your financial condition. Refer to "Purchase of a Policy".

As a life insurance policy, the Policy provides for:

      o a death benefit, based either on the Face Amount of the Policy, or on the Face Amount of the Policy plus the Account Balance, depending on the type of Basic Death Benefit you select for your Policy,

      o     Policy Loans,

      o     a variety of death proceeds payment options, and

      o other features traditionally associated with life insurance, such as optional supplemental benefits.

As a variable universal life policy, the Policy provides for:

      o an Account Balance that varies based on the Investment Alternatives you select,

      o allocation of your premiums and transfer of your Account Balance among the Investment Alternatives, and

      o flexibility in the timing and amount of premium payments and, subject to certain restrictions, the amount of insurance coverage.


Policy Loans, partial withdrawals of your Account Balance or not paying scheduled premiums will increase the risk your Policy will lapse.


We may issue a Policy to you only if your state's insurance department has approved our policy form and we may legally sell the Policy to you. The Asset Allocation Funds are not currently available in all states.

Your Premium Payments
--------------------------------------------------------------------------------

We will provide you with an amount of scheduled premiums, based on the initial Face Amount you select. We will send you premium notices for scheduled premiums, unless you have authorized withdrawals from your banking account or other account or unless premiums are payable under a Payroll Deduction Program.

You may adjust the timing and amount of your premium payments to suit your individual circumstances, within certain limits. You may pay unscheduled premiums, skip scheduled premiums, or increase or decrease your scheduled premium. Each scheduled or unscheduled premium must be at least $50, except that there is no minimum scheduled premium for Policies with a Payroll Deduction Rider. Refer to "Payment of Premiums".

Choice of Basic Death Benefit
--------------------------------------------------------------------------------

You may choose as your Basic Death Benefit either a Face Amount Plan or a Face Amount Plus Plan. The Face Amount Plan generally provides a level death benefit equal to the Face Amount, and the Face Amount Plus Plan provides for a death benefit that is equal to the Face Amount plus your Account Balance. As a consequence, the death benefit under a Face Amount Plus Plan varies. Subject to certain restrictions, you may change from one Plan to the other while the insured is still living. We pay a death benefit to the beneficiary upon the death of the insured person under the Policy. Refer to "Insurance Benefits Upon Death of Insured Person".

Supplemental Benefits by Rider to Policy
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We may make  available one or more  supplemental  insurance  benefits under your
Policy, each by the addition of a rider at your option for which you would pay an additional monthly fee. These benefits are an accidental death benefit and a children's term rider for your minor children. Refer to "Purchase of a Policy -- Supplemental Insurance Benefits".

Investment Alternatives for Your Account Balance
--------------------------------------------------------------------------------


You may allocate your premiums among the General Account and one or more of the Separate Account Funds. You may change your allocation instructions at any time for future premiums. You may transfer all or part of your Account Balance among the available Investment Alternatives at any time. Refer to "Access to Your Account Balance". The Allocation Funds are expected to become available in May 2003.


The General Account. We pay interest on the portion of your Account Balance you allocate to our General Account, at an effective annual yield of at least 3%. In our discretion, we change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account Investment Alternative as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Policies. Refer to "Our General Account" for a brief description of the General Account.

The Separate Account. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. (The Allocation Funds of Mutal of America Investment Corporation are expected to be available under the Policies by June 1, 2003.) When you allocate premiums or transfer Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

You should refer to "Underlying Funds Invested in by our Separate Account" for more information about the Underlying Funds' investment objectives, and to the Prospectuses of the Underlying Funds that are attached to this Prospectus for detailed information about their investment strategies and expenses.

Charges Under Your Policy
--------------------------------------------------------------------------------


Separate Account and Monthly Charges. We deduct several charges from the net assets of each Separate Account Fund and we deduct certain monthly charges directly from your Account Balance. Refer to "Tables of Charges" and "Charges and Deductions You Will Pay".


Cost of insurance rates will depend on the age of the insured person at the beginning of the most recent Policy Year and whether the insured person is a smoker or non-smoker and in a standard or substandard premium class. For Policies without a Payroll Deduction Rider, the gender of the insured person will impact cost of insurance rates, with different rates for men and women. For Policies with a Payroll Deduction Rider, cost of insurance rates are the same for men and women (unisex).

Partial Withdrawals and Surrender of Policy; Transfers of Account Balance
--------------------------------------------------------------------------------

You may make partial withdrawals of your Account Balance (minus any Policy Loans) or surrender the Policy and receive the Surrender Proceeds due under the Policy. You may take any of these actions prior to the Maturity Date of the Policy when the insured person is still living. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you. Refer to "Access to Your Account Balance".

You may transfer all or a portion of your Account Balance among the Investment Alternatives. Refer to "Access to Your Account Balance -- Your Right to Transfer Among Investment Alternatives".

We currently do not assess a charge for transfers or withdrawals under the Policies. We reserve the right, however, to impose a charge for transfers or withdrawals in the future.


You will be taxed on the amount of a withdrawal to the extent it exceeds your investment in the Policy. A partial withdrawal may cause your Policy to be treated as a modified endowment contract, and special tax rules would then apply to future withdrawals. Refer to "Federal Tax Considerations"


Your Right to Borrow From The Policy
--------------------------------------------------------------------------------

You may borrow up to 95% of your Account Balance in the General Account, minus any existing Policy Loans. Each Policy Loan must be for at least $500, and you must assign the Policy to us as collateral. We will charge you interest on the Policy Loan, and we may change the interest rate from time to time. We deduct any Policy Loans from the amount otherwise due you upon the surrender or maturity of the Policy or from the death proceeds due upon the death of the insured person. Refer to "Access to Your Account Balance -- Policy Loans".

Purpose of Policy; Negative Investment Performance and Possibility of Lapse
--------------------------------------------------------------------------------

When considering our Policy, you should consider that our Policy is intended to provide you with long-term insurance coverage. It is not suitable as a means to meet your short-term savings needs. If you pay premiums greater than the limits permitted under tax law provisions, your Policy will be deemed to be a type of savings plan. As a consequence, you would be treated for tax purposes when you make a withdrawal or take a Policy loan as receiving earnings first and then a return of your premiums. See "Federal Tax Considerations" below.

Your Account Balance will increase or decrease based on the performance of the Investment Alternatives to which you allocate your Account Balance. Your Policy may lapse, or you may have to make unscheduled premium payments, if your Account Balance declines from unfavorable investment performance of the Underlying Funds and your Account Balance is not sufficient to pay the charges then due under your Policy. For a Policy with a Face Amount death benefit, we assess cost of insurance charges against the amount of life insurance the Policy provides minus your Account Balance. As a result, your total cost of insurance charges (but not the rate) will increase when your Account Balance declines due to unfavorable investment performance.

Accelerated Benefit for Terminal Illness
--------------------------------------------------------------------------------

Depending on the laws of your state, an Accelerated Benefit may be available to you under your Policy or by rider to the Policy. Under this Benefit, you may receive a portion of the Death Proceeds that would be payable if the insured person died. The Accelerated Benefit is available only when the insured person is determined to have less than one year to live. We will deduct from the Accelerated Benefit an administrative fee of up to $250 at the time we pay the Benefit. Refer to "Access to Your Account Balance -- Accelerated Benefit for
Terminal Illness" and "Charges and Deductions You Will Pay -- Accelerated Benefit Fee".

Your Initial Right to Return Policy
--------------------------------------------------------------------------------

For a period of 10 days after you receive your Policy (or a longer period if required by applicable state law when you purchase a Policy by direct mail or as a replacement policy), you may return it and have your premiums returned. Refer to "Purchase of a Policy -- Policy Issue".

Federal Tax Considerations
--------------------------------------------------------------------------------

For purposes of Federal income taxation, you are treated as not receiving your Account Balance until you take a distribution from the Policy. As a consequence, you do not pay taxes on the investment income and interest credited to your Account Balance until you withdraw all or a portion of your Account Balance. This information about Federal taxation is based on our belief that a Policy we issue on a standard premium class basis should meet the Code's definition of a life insurance contract. There is less guidance available to determine whether a Policy issued on a substandard premium class basis would satisfy that definition.

Distributions under the Policy. Your tax treatment for Policy withdrawals and loans depends on whether or not your Policy is a "Modified Endowment Policy".

If your Policy is not a Modified Endowment Contract:

      o distributions are treated first as a return of investment (premiums) in the Policy and then a disbursement of taxable income;

      o     Policy Loans are not treated as distributions; and

      o neither distributions nor Policy Loans are subject to the 10% penalty tax.

Your Policy may be treated as a special type of life insurance called a "Modified Endowment Contract", if the cumulative premiums you have paid are considered, under the Code, to be too large compared to the death benefit payable. The Code imposes an annual limit on premiums, calculated on a cumulative basis, that can be paid into a Policy during the first seven years, or during the seven years after a material change to the Policy.

If your Policy is a Modified Endowment Contract:

      o all pre-death distributions, including Policy Loans, are treated first as a distribution of taxable income and then as a return of investment (premiums) in the Policy; and

      o if you have not reached the age of 59 1/2, a distribution usually is subject to a 10% penalty tax.

If you send us a premium that would cause your Policy to become a Modified Endowment Contract, we will notify you. Our notice will state that unless you request a refund of the excess premium, your Policy will become a Modified Endowment Contract. Refer to "Federal Tax Considerations".

Death Benefits. Your beneficiary receives death benefits payable under the Policy free from Federal income tax, except in limited circumstances. If you are the Policyowner and also the insured person, the death benefit amount will be included in your estate in most circumstances.

                                TABLES OF CHARGES

The following tables describe the fees and expenses that you will pay when purchasing, owning and surrendering a Policy.

I. Transaction Expenses. The first table describes fees and expenses you will pay when you buy a Policy, surrender a Policy or transfer your Account Balance among Investment Alternatives.


                                        When Deducted           Amount Deducted
                                   -----------------------      ---------------
 Sales Load on Premiums .........      not applicable                 0%
 Premium Taxes ..................  each premium payment(1)            4%(1)
 Deferred Sales Load ............      not applicable                 0%
 Surrender Fees .................      not applicable                 0%
 Transfer Fees ..................      not applicable                 0%
 Accelerated Death Benefit Fee ..     when benefit paid              $250


----------
(1) We currently do not deduct state premium taxes but reserve the right to deduct premium taxes from future premium payments. State premium taxes vary and generally are between 2%-4%.

II. Periodic Expenses. The next table describes the fees and expenses you will pay periodically during the time that you own a Policy, not including Underlying Fund fees and expenses.

                                                                                           Current
                                            When Deducted         Amount Deducted       Amount Deducted
                                            -------------         ---------------       ---------------
      Cost of Insurance Charges(2)

        Minimum and Maximum ...........  Issue Date and each    Maximum: $83.20       Maximum: $83.20
        (per $1,000 of coverage)         following Monthly      per month (age 99)    per month (age 99)
                                         Anniversary Day        Minimum: $.06         Minimum: $.05
                                                                per month             per month

        Charge for a 35 year old ......  Issue Date and each    $.18 per month        $.14 per month
        non-smoker male/female           following Monthly      per $1,000 of         per $1,000 of
        in a payroll deduct              Anniversary Day        coverage              coverage
        program (unisex rates)

      Accidental Death Benefit Rider ..  Issue Date and each    Maximum: $.10 per     $.10 per month
                                         following Monthly      month per $1,000      per $1,000 of
                                         Anniversary Day        of coverage           coverage

      Children's Term Insurance Rider .  Issue Date and each    Maximum: $.60 per     $.60 per month
                                         following Monthly      month per $1,000      per $1,000 of
                                         Anniversary Day        of coverage           coverage

      Monthly Administrative
        Charge ........................  Issue Date and each    $10 per month         $2 or 1/12 of 1% of
                                         following Monthly                            Account Balance if
                                         Anniversary Day                              less; waived if
                                                                                      Account Balance is
                                                                                      less than $300


      Loan Interest ...................  Due at end of each     2%(4)                 2%(4)
                                         Policy Month(3)


----------
(2) Cost of insurance rates will vary depending on the insured's age and smoking status and, for non-payroll deduct programs, also the insured's gender. The charges shown may not be representative of the charges that a particular Policyowner would pay. For information regarding the actual cost of insurance rates that will apply to you, please call our toll free number, 1-800-468-3785.


(3) We do not deduct Policy Loan interest from your Account Balance. If you do not pay loan interest, the amount becomes part of the Policy Loan.

(4) This rate is a net rate. The Policy Loan interest rate is 2% higher than the rate we credit to your Account Balance held in the General Account as collateral for the loan.

                                                                          Maximum          Current
                                                  When Deducted       Amount Deducted   Amount Deducted
                                                  -------------       ---------------   ---------------
      Separate Account Annual Expenses
      (as a percentage of average net assets)
         Expense Risk Fee .....................  Separate Account           .15%              .15%
         Mortality Risk Fee ...................  expenses are               .70%              .35%
         Administrative Charge ................  deducted on a              .65%              .40%(5)
                                                                            ----              ----
         Total Separate Account ...............  daily basis at an
          Annual Expenses .....................  annualized rate           1.50%              .90%

----------
(5) The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of .25% for administrative expenses, and the transfer agent and distributor for the three Fidelity VIP Portfolios reimburse us at an annual rate of .10% for certain services we provide. We reduce the .40% administrative charges for the corresponding Separate Account Funds to the extent we receive reimbursements, so that the administrative charge for the American Century Fund is .15% and for the Fidelity VIP Funds is .30%.

III. Underlying Fund Expenses. The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own a Policy. (Underlying Fund expenses generally vary from year to year.) None of the Underlying Funds imposes a Rule 12b-1 fee or other distribution fee. You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.

      Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses,
      as a percentage of average net assets)                 Minimum    Maximum
                                                             -------    -------
          Before reimbursement ...........................    .20%      1.03%
          After reimbursement(6) .........................    .13%      1.03%

----------
 (6) The investment adviser for the Investment Company has contractually agreed for the period January 1, 2003 through December 31, 2003 to limit the expenses of each Investment Company Fund to its investment advisory fee. This obligation will continue for each following year unless the adviser gives notice of termination prior to the start of the next year.

                              PURCHASE OF A POLICY


Policy Issue
--------------------------------------------------------------------------------

An applicant must submit to us a completed application for a Policy. The minimum Face Amount for a Policy is $25,000, except that the minimum Face Amount is $5,000 for any Policy with a Payroll Deduction Rider. We reserve the right to decline to issue a Policy with a Face Amount of more than $1 million, and we may refuse to issue a Policy or accept premiums because of anti-money laundering laws or other legal requirements.

An employee participating in a Payroll Deduction Program may apply for insurance for his or her spouse and minor children, or the spouse and minor children may apply as owners of Policies. All Policies we issue in connection with a Payroll Deduction Program will have a Payroll Deduction Rider.

Before issuing a Policy, we will require evidence of insurability satisfactory to us.

      o If the person to be insured is less than age 50 and the Policy would have a Face Amount of $100,000 or less, we ordinarily will determine insurability based on information from the application.

      o We usually will require a medical underwriting for a Policy with a Face Amount above $100,000 or if the person to be insured is age 50 or older.

We may use outside sources to verify information contained in the application. A person who does not meet standard underwriting requirements still may be eligible to purchase a Policy, but we will increase the cost of insurance charges on the Policy to reflect the additional mortality risks we assume in insuring a person who is a "substandard risk". A person who is a "substandard risk" has a greater mortality risk based on unfavorable health characteristics.

For applications under a Payroll Deduction Program, we may use group underwriting standards based on the nature of the employer's business and the percentage of employees participating in the Program. Group underwriting standards provide for guaranteed issue of a Policy in certain circumstances.

We will issue a Policy following our determination of the insurability and rating class of the person to be insured and our approval of the application. The Policy generally will be effective on the date our underwriting requirements have been met and we receive the first scheduled premium payment. The Policy Specification Pages of your Policy will show the Policy Issue Date.

Right to Examine Policy. You have a right to examine the Policy. If, for any reason, you are not satisfied with the Policy, you may cancel it by returning it to us within 10 days after you receive it, along with a written request for cancellation. Upon cancellation, we will refund any premiums that were paid on the Policy. Some states may require us to provide you with a longer period to examine the Policy. For example, you may have up to 30 days if you purchased the Policy in response to a direct mailing or the Policy is replacing another life insurance policy.

Availability of Policy. This Prospectus is an offer to sell you a Policy only if you live in a state or jurisdiction where the insurance department has approved sales of the Policy.

Basic Death Benefit Plan
--------------------------------------------------------------------------------

In your application for a Policy, you will choose a Basic Death Benefit. You have the option of either a Face Amount Plan or a Face Amount Plus Plan. See "Insurance Benefits Upon Death of Insured Person".

Under a Face Amount Plan:

    o    the death benefit generally will be the Face Amount, and

    o premiums you pay and increases in your Account Balance from investment performance of the Funds will reduce the amount for which we are "at risk" in providing insurance coverage and on which we impose cost of insurance charges (See "Charges and Deductions You Will Pay").

Under a Face Amount Plus Plan:

      o the death benefit generally will be the Face Amount PLUS the Account Balance, and

      o premiums you pay and increases in your Account Balance from investment performance of the Funds will increase the death benefit while leaving unchanged the amount for which we are at risk and on which you must pay cost of insurance charges.

Change of Basic Death Benefit Plan. You may request a change in your Basic Death Benefit plan. When we make the change, the Basic Death Benefit payable on the effective date of the change is the same as it would have been without the requested change, as follows:

      o if you have a Face Amount Plan, you can change it to a Face Amount Plus Plan, which will decrease your Policy's Face Amount by the amount of the Account Balance; and

      o if you have a Face Amount Plus Plan, you may be able to change it to a Face Amount Plan, which would increase your Policy's Face Amount by the amount of the Account Balance, except that we may require current evidence of insurability prior to approving a change from a Face Amount Plus Plan to a Face Amount Plan.

A change in Basic Death Benefit plan will become effective as of the first Monthly Anniversary Day on or after we receive at our Processing Office your Written Request (which, in the case of a change that would increase your Policy's Face Amount, may include evidence acceptable to us of current insurability).

Supplemental Insurance Benefits
--------------------------------------------------------------------------------

We may make one or more supplemental insurance benefits available by rider to your Policy, including ones providing accidental death coverage and coverage for children of an insured person. Currently, supplemental insurance benefits are available only for Policies with Payroll Deduction Riders. We will charge you a monthly fee for any supplemental insurance benefits you select. See "Charges and Deductions You Will Pay -- Supplemental Insurance Benefits Fee".

Under an accidental death benefit rider, if the insured person dies as a result of an accidental bodily injury, we will pay an accidental death benefit equal to the initial Face Amount of the Policy, up to a maximum of $200,000.

You may obtain insurance for all your unmarried dependent children between 14 days and 18 years of age under a children's term rider. After we have issued a rider we automatically insure each additional child when 14 days old at no increase in premium. Insurance continues to age 21 of the child or to age 65 of the primary insured, whichever is earlier. Upon reaching age 21, each covered child has the opportunity of purchasing $5,000 of life insurance for each $1,000 of children's term rider. For a Policy purchased when a child reaches age 21, we will charge premiums at our standard rates then in effect.

Changes in the Face Amount of Your Policy
--------------------------------------------------------------------------------

From time to time, your life insurance needs may change. The Policy permits you to increase or decrease the Face Amount of your Policy in certain circumstances. To change your Face Amount, you must submit to our Processing Office a Written Request. The current minimum for any requested change in Face Amount is $5,000.

A change in Face Amount may not cause the Face Amount to be less than $25,000 ($5,000 for Policies with a Payroll Deduction Rider) and may not cause the Policy to cease to qualify as life insurance under the Code.

We reserve the right to limit the amount of any increase or decrease.

                               PAYMENT OF PREMIUMS

Scheduled Premiums
--------------------------------------------------------------------------------


For your convenience, we will specify a "scheduled premium" to be paid at intervals you select in your application. The scheduled premium will be based on the death benefit you have selected and the cost of insurance charges we will impose. We will send you notices of when you should pay scheduled premiums, unless you have authorized withdrawals from your bank or other account to pay scheduled premiums or your Policy has a Payroll Deduction Rider. If your Policy does not have a Payroll Deduction Rider, your scheduled premium must be at least $50. We do not have a minimum scheduled premium for Policies with Payroll Deduction Riders.


If your Policy has a Payroll Deduction Rider:

      o     there is no minimum amount of scheduled premiums;

      o on each of your pay dates, scheduled premiums for each Policy you own and, if applicable, each Policy owned by your spouse and minor children, will be deducted from your payroll amount; and

      o if your employer's participation in a Payroll Deduction Program ends or you terminate employment with the employer, we will require scheduled premiums to be paid not more frequently than monthly.


We will advise you prior to Policy issuance whether or not the payment of proposed scheduled premiums for your Policy would cause the Policy to be a Modified Endowment Contract. See "Federal Tax Considerations". We permit you to pay scheduled premiums, even if the payment would increase the Basic Death Benefit as a result of the Corridor Percentages described below. See "Insurance Benefits Upon Death of Insured Person."


Changes in Scheduled Premiums. You ordinarily may change the amount or timing of your scheduled premiums at any time. You may skip or reduce scheduled premiums, but the amount of any scheduled premiums you pay must be at least equal to the minimum for your Policy. We will require evidence of insurability for an increase in scheduled premiums when the increase would increase your Policy's Basic Death Benefit. See "Insurance Benefits Upon Death of Insured Person" below.

Effect of Paying Scheduled Premiums. Your failure to pay one or more scheduled premiums will not necessarily cause your Policy to lapse; timely payment of all scheduled premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether scheduled premiums have been made, but instead on whether on each Monthly Anniversary Day, your Account Balance is sufficient to permit the deduction of all charges due on that day. See "Lapse and Reinstatement" below.

Unscheduled Premiums
--------------------------------------------------------------------------------

You ordinarily may pay unscheduled premiums of at least $50 at any time, but you may not pay more than $10,000 in unscheduled premiums during any Policy Year (premiums in addition to the amount of scheduled premiums for that Year). We will require evidence of insurability if the unscheduled premium would increase the Policy's Basic Death Benefit. See "Insurance Benefits Upon Death of Insured Person" below.

Limitation on Premiums
--------------------------------------------------------------------------------

We will refuse to accept and will return to you premium payments, or any portion thereof, (whether scheduled or unscheduled) that would cause your Policy to lose its status as a life insurance policy under the Code. See "Federal Tax Considerations".

Allocation of Premiums
--------------------------------------------------------------------------------

You may allocate your premium among the Investment Alternatives. (The Investment Company Allocation Funds are expected to be available by June 1, 2003.)

You may tell us how to allocate your premium by sending us instructions with the premium. If you do not send instructions, or we receive the premium for a Policy with a Payroll Deduction Rider, we will allocate the premium on the basis of your allocation request currently on file at our home office. Your request for allocation must specify the percentage, in any whole percentage from 0% to 100%, of each premium to be allocated to each of the Investment Alternatives.

You may change the allocation instructions for future premiums, at any time. You should periodically review your allocations in light of market conditions and your financial needs. A change in allocation will be effective when we have received it and had the opportunity to act on your request.

Policies issued in Massachusetts
--------------------------------------------------------------------------------

Policies issued in the Commonwealth of Massachusetts use the term "planned premiums" rather than "scheduled premiums" and do not refer to premiums in excess of planned premiums as "unscheduled premiums". For these Policies, references in the Prospectus to "scheduled premiums" refer to "planned premiums", and all references to "unscheduled premiums", as well as accompanying text pertaining to unscheduled premiums, are deleted. The discussion in the Prospectus about the Policies is supplemented by the following for Policies issued in Massachusetts:

You will select an amount of planned premiums under your policy, based on the initial Face Amount and payment intervals you have chosen. You need not pay planned premiums, and your policy will not lapse so long as your Account Balance is sufficient to pay applicable charges when due.

Failure to pay one or more planned premiums will not necessarily cause your Policy to lapse; timely payment of all such premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether planned premiums have been paid, but rather on whether, on each Monthly Anniversary Day, your Account Balance (which will vary with the performance of our Investment Accounts) is sufficient to permit the deduction of all charges due on that day.

You may increase the amount of premiums paid under your policy at any time, except that such additional amounts must be equal to at least $50 each and are limited to an aggregate of $10,000 during any Policy Year. In addition, if these additional amounts would increase the policy's Basic Death Benefit, then evidence of insurability would be required. See "Insurance Benefits Upon Death of Insured Person" in this Prospectus.

Dollar Cost Averaging
--------------------------------------------------------------------------------

We offer a Dollar Cost Averaging program that allows you to authorize automatic monthly transfers of a specified percentage or dollar amount from the General Account to any of the Separate Account Funds. Each transfer under the Dollar Cost Averaging program must be at least $100, and you must schedule at least 12 transfers. We may discontinue the program at any time. Your participation in the Dollar Cost Averaging program will automatically end if your Account Balance in the General Account, minus any outstanding Policy Loans, is insufficient to support the next scheduled transfer. You may request termination of participation in the program at any time. We do not charge you a fee for participating in our Dollar Cost Averaging program.

Dollar cost averaging generally reduces the risk of purchasing at the top of a market cycle. This effect occurs from investing over a period of time instead of investing only on one day. Your average cost of purchasing Accumulation Units in the Separate Account Funds is reduced to less than the average value of the Units on the same purchase dates, because you are credited with more Units when the Unit values are lower than when Unit values are higher. Dollar cost averaging does not assure you of a profit, nor does it protect against losses in a declining market.

Policy Lapse and Reinstatement
--------------------------------------------------------------------------------

If our deduction of monthly charges when due would result in your Account Balance, minus any outstanding Policy Loans, being less than zero, a 61-day "grace period" will begin. The Policy will remain in effect during the grace period. If the insured person dies during the grace period, any Death Proceeds due will be reduced by the amount of any overdue monthly deduction.

We will mail a notice to you and any assignee on our records, informing you of when the grace period will expire and the minimum amount of premium payment that must be paid prior to the end of the grace period in order to prevent the Policy from lapsing. If we do not receive payment in our Processing Office prior to the expiration of the grace period, the Policy will lapse and have no value.

You can reinstate a lapsed Policy during the insured person's lifetime if:

(a) The Policy lapsed because the grace period ended without the required payment having been made.

(b) The Policy is reinstated within three years of the end of the grace period.

(c)   The Policy has not been surrendered.

(d) We receive from you evidence that the insured person is insurable by our standards.

(e) You pay, at time of reinstatement, premiums sufficient to keep the Policy in effect for at least two months.

(f)   You pay any insurance charges not paid during the grace period.

(g) We approve the reinstatement in accordance with our established guidelines for reinstatement.

Reinstatement of a lapsed Policy will become effective on the date we approve it. The Account Balance on the effective date of reinstatement will be whatever the premium paid at such time will provide. We base cost of insurance charges subsequent to a reinstatement upon the insured person's premium class as of the reinstatement rather than his or her premium class when we initially issued the Policy.


              UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT


Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Balance allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and qualified retirement plans and do not offer them for sale to the general public.


You will find more detailed information about the Underlying Funds in their current prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

Equity Index Fund of the Investment Company
--------------------------------------------------------------------------------

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500 Index).* The Fund invests primarily in common stocks that are included in the S&P 500 Index.

All America Fund of the Investment Company
--------------------------------------------------------------------------------

The All America Fund seeks to outperform the S&P 500 Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the Indexed Assets) to provide investment results that correspond to the performance of the S&P 500 Index. The Fund invests the remaining approximately 40% of its assets (the Active Assets) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

Mid-Cap Equity Index Fund of the Investment Company
--------------------------------------------------------------------------------


The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400 Index*. The Fund invests primarily in common stocks that are included in the S&P MidCap 400 Index.


Aggressive Equity Fund of the Investment Company
--------------------------------------------------------------------------------

The Aggressive Equity Fund seeks capital appreciation. The Fund invests in companies believed to possess above-average growth potential and in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

----------
* "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

Composite Fund of the Investment Company
--------------------------------------------------------------------------------

The  Composite  Fund  seeks  as  high a  total  rate  of  return,  through  both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

Bond Fund of the Investment Company
--------------------------------------------------------------------------------

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund invests primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Mid-Term Bond Fund of the Investment Company
--------------------------------------------------------------------------------

The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between three and seven years. The Fund invests primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Short-Term Bond Fund of the Investment Company
--------------------------------------------------------------------------------

The Short-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between one and three years. The Fund invests primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and in money market instruments.

Money Market Fund of the Investment Company
--------------------------------------------------------------------------------

The Money Market Fund seeks high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. Government agency insures or guarantees investments by the Separate Account in shares of the Money Market Fund.


Aggressive Allocation Fund of the Investment Company
--------------------------------------------------------------------------------

The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund and 10% in the Aggressive Equity Fund, and 25% of net assets in the Bond Fund.

Moderate Allocation Fund of the Investment Company
--------------------------------------------------------------------------------

The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

Conservative Allocation Fund of the Investment Company
--------------------------------------------------------------------------------

The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, 30% in the Mid-Term Bond Fund and 15% in the Short-Term Bond Fund, and 25% of net assets in the Equity Index Fund.


Scudder Capital Growth Portfolio
--------------------------------------------------------------------------------

The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index. In choosing stocks, the portfolio manager looks for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

Scudder Bond Portfolio
--------------------------------------------------------------------------------

The Scudder Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The Portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The Portfolio may invest up to 20% of its assets in foreign debt securities.

Scudder International Portfolio
--------------------------------------------------------------------------------

The Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The Portfolio will invest in companies in at least three different countries, excluding the United States.

Fidelity VIP Equity-Income Portfolio
--------------------------------------------------------------------------------

The Equity-Income Portfolio seeks reasonable income and also considers the potential for capital appreciation. The Portfolio normally invests at least 80% of its assets in equity securities, primarily in income-producing equity securities, which tends to lead to investments in large market capitalization "value" stocks. The Portfolio also may invest in other types of equity securities and debt securities, including lower-quality debt securities, and may invest in securities of foreign issuers in addition to securities of domestic issuers.

Fidelity VIP Contrafund Portfolio
--------------------------------------------------------------------------------

The Contrafund Portfolio seeks long-term capital appreciation and normally invests primarily in common stocks. The Portfolio invests in the securities of companies whose value its adviser believes is not fully recognized by the public, and it may buy "growth" stocks or "value" stocks or both. The Portfolio's adviser considers each issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions. The Portfolio may invest in securities of foreign issuers in addition to securities of domestic issuers.

Fidelity VIP Asset Manager Portfolio
--------------------------------------------------------------------------------

The Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term and money market instruments. The Portfolio's adviser adjusts allocations among asset classes gradually within the following ranges: 30%-70% in stocks, 20%-60% in bonds, and 0%-50% in short-term/money market instruments. The expected "neutral mix" of assets, which the Portfolio's adviser would expect over the long term, is 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.

Calvert Social Balanced Portfolio
--------------------------------------------------------------------------------

The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments.

American Century VP Capital Appreciation
--------------------------------------------------------------------------------

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities and investment grade debt obligations.

Shared and Mixed Fund Arrangements. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Policyowners, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Investment Advisers for the Underlying Funds
--------------------------------------------------------------------------------


Mutual of  America  Investment  Corporation:  The  Investment  Company  receives investment advice from Mutual of America Capital Management Corporation (the Adviser), an indirect wholly-owned subsidiary of Mutual of America. For the Active Assets of the All America Fund, the Adviser has entered into a subadvisory agreement with Oak Associates, Ltd. The subadviser provides investment advice for a portion of the All America Fund's assets.


Scudder  Variable Series I: The Scudder Capital Growth,  Bond and  International
Portfolios  receive  investment  advice  from  Deutsche  Investment   Management
Americas Inc.


Fidelity Portfolios: The VIP Equity-Income, Contrafund and Asset Manager Portfolios receive investment advice from Fidelity Management & Research Company.


Calvert Social Balanced Portfolio: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into subadvisory agreements with Brown Capital Management, Inc. and SSgA Funds Management, Inc. for the equity portion of the Portfolio.

American Century VP Capital Appreciation Fund: The Fund receives investment advice from American Century Investment Management, Inc.

               YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS

Accumulation Units in Separate Account Funds
--------------------------------------------------------------------------------

We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

Calculation of Accumulation Unit Values
--------------------------------------------------------------------------------

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

      o changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

      o Separate Account charges under the Policies, with the annual rates calculated as a daily charge. (See "Charges and Deductions You Will Pay".)

Accumulation Unit Values for Transactions
--------------------------------------------------------------------------------


When you allocate premiums to a Separate Account Fund or transfer any Account Balance to a Fund, we credit Accumulation Units to your Account Balance on the Valuation Day we receive the premiums. When you withdraw or transfer any Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance on the Valuation Day we receive your withdrawal or transfer order.


The Accumulation Unit value for a transaction is the Unit value for the Valuation Period during which we receive the premium or request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day (generally the close of the New York Stock Exchange on that business day).

We calculate the number of Accumulation Units for a particular Fund by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

                               OUR GENERAL ACCOUNT

Scope of Prospectus
--------------------------------------------------------------------------------

This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Policies. We have not registered the Policies under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Policies and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

General Description
--------------------------------------------------------------------------------

Amounts that you allocate to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Policyowners allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.

We guarantee that we will credit interest to Policyowners' Account Balances in the General Account at an effective annual yield of at least 3%. In our sole discretion, we may credit a higher rate of interest to Account Balances in the General Account, although we are not obligated to credit interest in excess of a 3% effective annual yield. We compound interest daily on Policyowner Account Balances in the General Account, to produce an effective annual yield that is equal to the stated interest rate. Your initial Policy Specification Pages will show the initial current interest rate, and we will send you notice when we change the current rate. The interest rates may be different for your Account Balance in the General Account representing borrowed and unborrowed amounts under your Policy. See "Access to Your Account Balance -- Policy Loans".

You may refer to the Appendix to this Prospectus for additional information about our General Account's operations.

Transfers and Withdrawals
--------------------------------------------------------------------------------

You may transfer any portion of your Account Balance to or from the General Account and may withdraw any portion of your Account Balance from the General Account, except that you may not withdraw from the General Account the amount of any Policy Loans you have outstanding. See "Your Right to Transfer Among Investment Alternatives" and "Policy Loans" under "Access to Your Account Balance" below. We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

                         ACCESS TO YOUR ACCOUNT BALANCE

You may obtain all or part of your Account Balance by surrendering your Policy, by making a partial withdrawal from your Policy or by taking a Policy Loan. We do not impose any transfer or withdrawal charges. You also may transfer all or any part of your Account Balance among the available Investment Alternatives. If the insured person has a terminal illness, you may be eligible to obtain an Accelerated Benefit payment, as described below. Certain of these transactions may have tax consequences, and some transactions may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations" below. We will not permit a withdrawal or transfer when required to do so by anti-money laundering laws or regulations.

Surrender of Policy
--------------------------------------------------------------------------------

You may surrender your Policy and obtain the Surrender Proceeds at any time prior to the Maturity Date. Surrender Proceeds equal your Account Balance minus any Policy Loans you have outstanding at the time of surrender. To surrender your Policy, you must submit the Policy and a Written Request to our Processing Office, and the insured person must be alive on the surrender date. We will calculate the Surrender Proceeds as of the Valid Transaction Date of the surrender, and all insurance benefits under your Policy will then cease.

Partial Withdrawals of Account Balance
--------------------------------------------------------------------------------

You may withdraw any portion of your Account Balance (before the death of the insured person). A partial withdrawal must be in an amount of at least $500, may not reduce the Account Balance to less than $100, and cannot exceed the Account Balance minus any Policy Loans. We reserve the right to limit the number of partial withdrawals in one Policy Year, although we do not currently impose a limit.

A partial withdrawal will affect both your Account Balance and the amount of your Basic Death Benefit.

      o If you have a Face Amount Plan, we will reduce both your Account Balance and your Face Amount by the amount of any withdrawal, and we will send you revised Policy Specification Pages reflecting the Face Amount decrease. The reduction in amount of insurance due to a withdrawal generally will be applied in the order of the effective dates of such amounts of insurance, the most recent first. We will not permit a partial withdrawal that would reduce the Face Amount below the minimum for the Policy.

      o If you have a Face Amount Plus Plan, we will reduce your Account Balance by the amount of the withdrawal.

Your Right to Transfer Among Investment Alternatives
--------------------------------------------------------------------------------

You may transfer all or a portion of your Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account. There are no tax consequences to you for transfers among Investment Alternatives. We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future. See "Where to Contact Us and Give Us Instructions" below.

How to Tell Us an Amount for Transfers or Partial Withdrawals
--------------------------------------------------------------------------------

To tell us the amount of your Account Balance to transfer or withdraw, you may specify to us:

      o     the dollar amount to be taken from each Investment Alternative,

      o for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

      o the percentage of your Account Balance in a particular Investment Alternative to be Transferred or Withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. You should use the form we provide to give us instructions. Your request for a transfer or withdrawal is not binding on us until we receive all information necessary to process your request.

Policy Loans
--------------------------------------------------------------------------------

You may request a Policy Loan of up to 95% of your Account Balance in the General Account. When we make a Policy Loan to you, your Account Balance allocated to the General Account will serve as collateral. Consequently, the collateral amount held in the General Account cannot be allocated to the Separate Account Investment Alternatives. You will pay interest on the Policy Loan, but the amount we hold in the General Account as collateral for your Policy Loan will accrue interest at a rate equal to the interest you pay on the Policy Loan minus 2%.

We will grant you a Policy Loan if you meet all of the following conditions.

      o     We receive at our Processing Office your Written Request for a loan.

      o The amount of the requested loan is 95% or less of your Account Balance in the General Account minus any existing Policy Loans you have.

      o     The amount of the requested loan is at least $500.

      o     The sole security for the loan will be the Policy.

      o     You have assigned the Policy to us in a form acceptable to us.

      o     Your Policy is in effect.


When you apply for a Policy Loan, you must instruct us from which Separate Account Investment Alternatives amounts are to be transferred to the General Account if needed for collateral. If during the term of a Policy Loan the Policy Loan exceeds 100% of the collateral amount, we will transfer a portion of your Account Balance in the Separate Account Investment Alternatives, withdrawing from the Funds in the same order we follow to deduct the $2 monthly charge, to increase the collateral to 100% of the Policy Loan.


We will notify you, and any assignee on our records:

      o at the time you take a Policy Loan, of the initial rate of interest on that loan, and

      o at least 28 days before an interest rate increase, of the terms of that increase.

We will include in each notice the substance of the Policy provisions permitting an adjustable maximum interest rate, and we will specify the frequency of interest rate determinations, as permitted by law.


Interest on Policy Loans accrues daily. Interest is due and payable at the end of the Policy Month in which the loan is made and at the end of each following Policy Month. Any interest that you do not pay when due becomes part of the Policy Loan and increases the loan amount outstanding. We consider each payment we receive from you as a premium payment unless you designate it as a Policy Loan repayment.


If your Policy Loans exceed your Account Balance on any Monthly Anniversary Day, the grace period provisions of your Policy will apply. We will notify you of the minimum payment you will have to make to prevent the Policy from lapsing at the end of the grace period. See "How to Purchase a Policy and Pay Premiums -- Policy Lapse and Reinstatement". Depending on the percentage of your Account Balance that you request as a Policy Loan, by taking a Loan you will increase the possibility of lapsing the Policy and incurring adverse tax consequences. See "Federal Tax Considerations -- Tax Treatment of Policy Benefits and Access of Account Balance".

We will not terminate your Policy in a Policy Year solely as the result of a change in the interest rate on a Policy Loan during the Policy Year, or in other words if the Policy Loans exceed your Account Balance only because we increased the interest rate due on Policy Loans. We will maintain coverage during that Policy Year until the time at which the Policy otherwise would have terminated if there had been no interest rate change during that Policy Year.


You can repay Policy Loans in part or in full at any time if the insured person is living and your Policy is in effect. If you do not repay a Policy Loan, we will deduct the Policy Loan (which includes unpaid accrued interest) from your Surrender Proceeds or Maturity Proceeds or from the Death Proceeds we pay to your beneficiary(ies).


Accelerated Benefit for Terminal Illness
--------------------------------------------------------------------------------

You may be eligible, under the terms of your Policy or a rider to your Policy, to receive a lump-sum Accelerated Benefit, when the insured person is determined to have a terminal illness (a state of health where the insured person's life expectancy is 12 months or less). We will deduct a fee when we pay the Accelerated Benefit. See "Charges and Deductions You Will Pay -- Accelerated Benefit Fee".

The amount of the Accelerated Benefit will be the lesser of:

      o     $200,000, or

      o the present value (discounted for a one-year period) of 50% of the Death Proceeds that would be payable upon the Valid Transaction Date as of which the Accelerated Benefit is calculated.

The interest rate we use in discounting the Accelerated Benefit will not be more than the greater of:

      o the current yield on 90-day U.S. treasury bills on the Valid Transaction Date, or

      o     the then-current maximum rate of interest on Policy Loans.

For the Accelerated Benefit to be payable, the following requirements must be met.

(a)  We must receive at our Processing Office:

      o     the Policy or, if applicable, the Accelerated Benefit rider;

      o     your Written Request for payment of the Accelerated Benefit;

      o the Written Consent of all irrevocable beneficiaries, if any, under the Policy; and

      o evidence satisfactory to us of the insured person's terminal illness.

(b) The Policy must be in force on the date of your request and must not have been assigned, other than to us as security for a Policy Loan.

(c) The insured person's terminal illness must not be a consequence of intentionally self-inflicted injuries.

If the insured person dies before we pay a requested Accelerated Benefit, we will instead pay the Death Proceeds to the beneficiary in accordance with the Policy.

The required evidence of terminal illness may include, but is not limited to:

(a) a certification of state of health by a licensed physician who:

      o     has examined the insured person,

      o     is qualified to provide that certification, and

      o is neither the Policyowner, the insured person, nor a family member of either; and

(b) a second opinion or examination by a physician we designate, which will be at our expense.

After we make an Accelerated Benefit payment, your Policy will continue in force, but amounts otherwise payable under the Policy and any riders to it will be reduced.

      o The amounts will decrease by the percentage of the Death Proceeds "accelerated" under the Accelerated Benefit. We calculate the percentage by dividing the Accelerated Benefit by the Death Proceeds at the Valid Transaction Date. We reduce the Policy's Face Amount, Account Balance, Policy Loans and any Proceeds payable after the Accelerated Benefit payment by that percentage.

      o We will base subsequent premiums and cost of insurance charges under the Policy on the Account Balance and Face Amount that are in effect after the payment of the Accelerated Benefit.

Maturity Benefit
--------------------------------------------------------------------------------

The Maturity Date for a Policy occurs when the insured person attains the age of
100. If on the Maturity Date the insured person is living and the Policy is still in effect, the Maturity Proceeds become payable. The Maturity Proceeds are equal to your Account Balance, minus any Policy Loans and unpaid monthly deductions.

We will pay Maturity Proceeds in one lump sum, unless you have selected an optional payment plan for the Proceeds. A lump sum payment will include interest from the Maturity Date to the date of payment.

The minimum amount of each payment under any optional payment plan is $100. Once we have begun making payments under any of these optional payment plans, the payment plan may not be changed.

The payment plans available for Maturity Proceeds are the same as those available for Death Proceeds. See "Insurance Benefits Upon Death of Insured Person -- Payment Options".

When We May Postpone Payments
--------------------------------------------------------------------------------

We will pay any amounts due from the Separate Account for a partial withdrawal, death benefit or surrender and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

      o The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Commission; or

      o The Commission by order permits postponement for the protection of Policyowners; or

      o An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

                 INSURANCE BENEFITS UPON DEATH OF INSURED PERSON

Death Proceeds
--------------------------------------------------------------------------------

When we receive due proof of the death of the insured person (while the Policy is in effect), the Death Proceeds become payable to the beneficiary. We calculate the Death Proceeds as of the date of the insured person's death. The beneficiary(ies) should provide us with written proof of death as soon as is reasonably possible.

The Death Proceeds under a Policy are equal to:

      o the Basic Death Benefit, plus any insurance benefits payable under any riders to the Policy, minus

      o the sum of any Policy Loans and unpaid monthly deductions before the death of the insured person.

Basic Death Benefit
--------------------------------------------------------------------------------

Your Policy has as its Basic Death Benefit plan either a Face Amount Plan or a Face Amount Plus Plan. See "Basic Death Benefit Plan" under "How to Purchase a Policy and Pay Premiums".

The Face Amount Plan provides a fixed death benefit, because the Basic Death Benefit is the Face Amount (unless the Corridor Percentage applies). The Face Amount Plus Plan provides a variable death benefit, because your Account Balance, which is a factor in the amount of the death proceeds due, will vary.

Under the Face Amount Plan, the Basic Death Benefit will be the greater of

      o the Policy's Face Amount on the date of the insured person's death, or

      o the Policy's Account Balance on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

Under the Face Amount Plus Plan, the Basic Death Benefit will be the greater of

      o the Face Amount on the date of the insured person's death plus the Account Balance on that date, or

      o the Account Balance on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

Corridor Percentages
--------------------------------------------------------------------------------

Corridor Percentages are based upon the age of the insured person at the date of death. The purpose of the Corridor Percentages is to ensure that a Policy will qualify as life insurance under the Code, at the time the insured person dies.

The Corridor Percentages require us to provide a death benefit that is greater than the Account Balance, or in other words to maintain an amount for which we are "at risk", until the insured person reaches age 95. The percentages shown below reflect requirements under the Code, and we reserve the right to change them if the Code is revised.

                           CORRIDOR PERCENTAGE CHART

  Attained    Corridor       Attained     Corridor      Attained     Corridor
    Age      Percentage         Age      Percentage        Age      Percentage
  --------   ----------      --------    ----------     --------    ----------
   0-40          250%           54          157%           68          117%
     41          243            55          150            69          116
     42          236            56          146            70          115
     43          229            57          142            71          113
     44          222            58          138            72          111
     45          215            59          134            73          109
     46          209            60          130            74          107
     47          203            61          128         75 to 90       105
     48          197            62          126            91          104
     49          191            63          124            92          103
     50          185            64          122            93          102
     51          178            65          120            94          101
     52          171            66          119        95 or older     100
     53          164            67          118

Payment Options
--------------------------------------------------------------------------------

We will pay Death Proceeds in one lump sum, unless you selected an optional payment plan for the Proceeds or the beneficiary selects an optional payment plan. A lump sum payment will include interest from the date of death to the date of payment, at the rate of interest we are then crediting for amounts under the Interest Payments plan described below.

You may choose an optional payment plan for all or any part of Death Benefit Proceeds that will become payable under your Policy, and you may modify your selection from time to time, when the insured person is living. The minimum amount of each payment under any optional payment plan is $100.

If you change a beneficiary, your previous selection of an optional payment plan will no longer be in effect unless you make a Written Request that it continue. You must send a choice or change of optional payment plan in writing to our Processing Office.

Once the Proceeds are applied under any of the optional plans, the payments are not affected by the investment experience of any Separate Account Fund. In addition, the beneficiary may not change the form of payment plan once we have begun making payments.

The optional payment plans available under the Policy are:

Interest Payments Plan. We hold the Proceeds and pay interest to the payee at an effective rate of at least 3% compounded yearly. We will pay the principal amount to the payee after the term of years specified when the Interest Payment plan is elected.

Life Payments Plan. We make equal monthly payments for a guaranteed minimum period to a payee, who must be a natural person for whom we have been provided written proof of the date of birth. If the payee lives longer than the minimum period, payments will continue for the lifetime of the payee. The minimum period can be either ten years or until the sum of the payments equals the amount of Proceeds applied under this plan. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining guaranteed payments for the minimum period at an effective rate of 3% compounded yearly. We will pay the discounted amount in one lump sum to the payee's estate, unless otherwise provided.

Payments for a Fixed Period Plan. We make payments for a period of no more than 25 years in annual, semi-annual, quarterly or monthly installments. The payments include interest at an effective rate of at least 3% compounded yearly. We may credit an effective annual rate of interest of more than 3%, and to the extent and for the period we do so, the payments will be greater.

Payments of a Fixed Amount Plan. We make equal annual, semi-annual, quarterly or monthly payments until all of the Proceeds have been paid. We credit the unpaid balance with interest at an effective rate of at least 3% compounded yearly. The final payment under this option is any balance equal to or less than one fixed amount payment.

We also have a Specified Payments Option available, which allows you to designate a fixed amount (at least $100) to withdraw each month.

                       CHARGES AND DEDUCTIONS YOU WILL PAY

Cost of Insurance Charges
--------------------------------------------------------------------------------

On each Monthly Anniversary Day under a Policy, we deduct charges to compensate us for the life insurance coverage we will be providing in the next month. The amount we deduct is equal to:

      o     the amount for which we are "at risk",  which is the Policy's  Basic
            Death  Benefit   minus  the  Account   Balance  as  of  the  Monthly
            Anniversary Day, divided by $1,000, times

      o the cost per $1,000 of insurance coverage for the insured person, also called the "cost of insurance rate". The rate will be no greater than permitted under the 1980 Commissioners Standard Ordinary mortality table for the insured person's premium class.


The amount at risk is impacted by the investment performance of the Investment Alternatives you have selected, the premiums you pay and the charges we impose.


Cost of insurance rates will vary according to the insured person's age and premium class, and may vary by gender, meaning whether the insured person is male or female.

      o If your Policy does not have a Payroll Deduction Rider, the rates vary according to the insured person's gender.

      o If your Policy has a Payroll Deduction Rider or if applicable state law requires unisex rates for any Policy, cost of insurance rates are unisex, meaning that the same rates apply for male and female insured persons of the same age and rating classification.

Unisex rates are more favorable to males than gender based rates, and gender based rates are more favorable to females than unisex rates. The guaranteed maximum cost of insurance rates for Policies with a Payroll Deduction Rider also are unisex.

We separately calculate cost of insurance for the amount at risk under a Policy's initial Face Amount and for the additional amount at risk under each increase in the Face Amount. For the initial Face Amount, we use the premium class on the Issue Date. For any increase in Face Amount, we use the premium class in effect at the time of that increase.

We determine cost of insurance rates based on our estimates of future cost factors such as mortality, investment income, expenses, and the length of time Policies stay in force. We have the right to adjust our cost of insurance rates from time to time. Any adjustments we make will be on a uniform basis. If the insured person's premium class is standard, the rates we use will never be greater than the guaranteed cost of insurance rates shown in your Policy Specification Pages.

Administrative Charges
--------------------------------------------------------------------------------

We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses at an annual rate of 0.40%, except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses.

      o For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15%, because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses.

      o For the Funds that invest in the Fidelity Portfolios, the annual rate currently is 0.30%, because the transfer agent and distributor for the Fidelity Portfolios reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

      o We make an additional deduction for administrative expenses, on each Monthly Anniversary Day, from your Account Balance. The charge is $2.00 per month, except that we will reduce the charge to 1/12 of 1.00% if your Account Balance for the month is less than $2,400, and we waive the charge if your Account Balance is under $300. We deduct the administrative expense charge from your Account Balance in the same manner as described above for cost of insurance charges.

      o We reserve the right to increase our administrative charges if the revenues from these charges are insufficient to cover our costs of administering the Policies. In no event will we increase the .40% charge to more than an annual rate of .65% or the $2.00 per month charge to more than $10 per month.

Mortality and Expense Risks Charges
--------------------------------------------------------------------------------

We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for mortality and expense risks we assume under the Policies. The mortality risk charge, at an annual rate of 0.35%, compensates us for assuming the risk that insured persons may live for a shorter period of time than we estimated. The expense risk charge, at an annual rate of 0.15%, compensates us for the risk that our expenses in administering the Policies will be greater than we estimated. We will realize a gain from these charges to the extent that they are not needed to provide benefits and pay expenses under the Policies.

Supplemental Insurance Benefits Fee
--------------------------------------------------------------------------------

We deduct the cost of any supplemental benefits you may have from your Account Balance on each Monthly Anniversary Day. The current monthly cost per thousand of coverage for the accidental death benefit rider is $.10. The total monthly cost per $1,000 of coverage for all covered children under a children's term rider currently is $.60. The maximum insurance coverage per child currently is $5,000. See "How to Purchase a Policy and Pay Premiums -- Supplemental Insurance Benefits".

Accelerated Benefit Fee
--------------------------------------------------------------------------------

We deduct a one-time administrative fee from the Accelerated Benefit when we pay the Accelerated Benefit. The amount of the Accelerated Benefit fee is $250 "(or a lesser amount when required by your state). See "Access to Your Account Balance -- Accelerated Benefit for Terminal Illness".

Premium and Other Taxes
--------------------------------------------------------------------------------

We currently do not deduct state premium taxes from your premium payments. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from premiums prior to any allocation of those premiums among the General Account and the Separate Account Funds. Currently, most state premium taxes range from 2% to 4%. See "Federal Tax Considerations".

Changes in Policy Cost Factors
--------------------------------------------------------------------------------

From time to time we may make adjustments in policy cost factors, which include interest credited on amounts in our General Account, cost of insurance deductions and administrative charges. We base adjustments upon changes in our expectations for our investment earnings, mortality of insured persons, persistency (how long Policies stay in effect), expenses, and taxes. We make any adjustments "by class", meaning that all Policies within the same class will have the same adjustment.

We determine changes in policy cost factors for a Policy in accordance with procedures and standards on file with the insurance regulator of the jurisdiction in which we delivered the Policy. We review policy cost factors for in-force Policies once every five Policy Years, or whenever we change the premiums or factors for comparable new Policies. We will never make a change in the guaranteed cost of insurance rates and the Guaranteed Rate of Interest shown on the Specification Pages of your Policy that would be unfavorable to you.

Fees and Expenses of Underlying Funds
--------------------------------------------------------------------------------

Each Separate Account Fund purchases shares of an Underlying Fund at net asset value. That net asset value reflects investment management and other fees and expenses incurred by that Underlying Fund. Detailed information concerning those fees and expenses is set forth in the prospectuses for the Underlying Funds that are attached to this Prospectus.

                  WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

Contacting Mutual of America
--------------------------------------------------------------------------------

You should send in writing all notices, requests and elections required or permitted under the Policies, except that you may give certain instructions by telephone, as described below.

You can check the address for your Regional Office by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com, and you can check for the appropriate Processing Office by calling our 800 number.

Requests by Telephone
--------------------------------------------------------------------------------

You may make requests by telephone for transfers of Account Balance among Investment Alternatives (except for transfers into the Scudder International
Fund), withdrawals of Account Balance, Policy Loans, or to change the Investment Alternatives to which we will allocate your future Premiums. On any Valuation Day, we will consider requests by telephone that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone requests. We automatically send a PIN to you, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel the PIN that we have assigned, you may call our toll free number or follow the instructions on our web site.

We reserve the right to suspend or terminate at any time the right of Policyowners to request transfers or reallocations by telephone. We also reserve the right not to accept, or to revoke, powers of attorney or other trading authorizations granted by any Policyowner to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in our liability for any losses due to unauthorized or fraudulent telephone transactions, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Those procedures are to confirm your Social Security number, check the Personal Identification Number, tape record all telephone transactions and provide written confirmation of transactions.

Market Timing Restrictions
--------------------------------------------------------------------------------

The purpose of our Policies is to provide long-term insurance protection. Our Policies are not intended to provide Policyowners with a means to engage in market timing through transfers of their Account Balances in an attempt to take advantage of daily fluctuations in the securities markets.

Transfers into the Scudder International Fund by Mail Only. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the Scudder International Fund is more likely to be subject to market timing transfers than our other Funds. Accordingly, we have adopted a special administrative rule for transfers into the Scudder International Fund. You must send in writing, by regular mail, to our Financial Transactions Processing Center in Boca Raton, Florida, all requests for transfers into the Scudder International Fund. We will not accept orders for transfers of your Account Balance to the Scudder International Fund placed via our toll free 800 number, nor will we accept such transfer orders made in writing and delivered by hand or express delivery service to our Home Office in New York, New York or our Financial Transaction Processing Center. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into the Scudder International Fund only in writing sent by regular mail to our Processing Center. You may continue to place orders for transfers out of the Scudder International Fund either in writing or by calling our 800 number.

We reserve the right to modify or terminate the administrative rule for transfers to the Scudder International Fund and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Policyowners who in our view are repeatedly engaging in short-term trading through transfers of their Account Balances.

Where You Should Direct Requests
--------------------------------------------------------------------------------

You may make requests for allocation changes or transfers of Account Balance by calling 1-800-468-3785 or by writing to our Processing Center, except that you may not use the telephone for transfers into the Scudder International Fund. You should send requests for transfers into the Scudder International Fund in writing, by regular mail, to our Processing Center. For withdrawals and Policy Loans, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you should make a withdrawal or loan request to our 800 number or in writing to our Processing Center.

The address for our Processing Center is:

                    Mutual of America Life Insurance Company
                     Financial Transaction Processing Center
                          1150 Broken Sound Parkway NW
                              Boca Raton, FL 33487

You should use our forms to submit written requests to us.

             ABOUT MUTUAL OF AMERICA AND OUR SEPARATE ACCOUNT NO. 3

Mutual of America
--------------------------------------------------------------------------------


We are a mutual life insurance company organized under the laws of the State of New York. Our home office address is 320 Park Avenue, New York, New York 10022. Mutual of America is obligated to pay all amounts required under the Policies.


The Separate Account
--------------------------------------------------------------------------------

We established the Separate Account under a resolution of our Board of Directors adopted on June 25, 1998. The Separate Account is registered with the Securities and Exchange Commission (Commission) as a unit investment trust under the Investment Company Act of 1940 (1940 Act). The Commission does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund.

The assets of the Separate Account are our property. The Separate Account assets attributable to Policyowners' Account Balances and any other policies funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State in which we are licensed to do business.

                           FEDERAL TAX CONSIDERATIONS

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

Obtaining Tax Advice
--------------------------------------------------------------------------------

The description below of the current federal tax status and consequences for Policyowners does not cover every possible situation and is for information purposes only. Tax provisions and regulations may change at any time. The discussion below of Federal tax considerations is based upon our understanding of current Federal income tax laws as they are currently interpreted and is not intended as tax advice. We do not make any guarantee regarding the tax status of any Policy or any transaction involving a Policy.

Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes, which may not correspond to the Federal tax provisions. For these reasons, you should consult a qualified tax adviser for detailed information and advice regarding the tax consequences to you of purchasing a Policy or of effecting any transaction under a Policy.

Tax Status of the Policies
--------------------------------------------------------------------------------

Section 7702 of the Code defines "insurance contract" for Federal income tax purposes. The Secretary of the Treasury (the Treasury) is authorized to formulate regulations that implement Section 7702. The Treasury has proposed regulations and issued other interim guidance, but it has not adopted final regulations. Accordingly, guidance concerning how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not provide the tax advantages normally provided by a life insurance policy.

We believe that a Policy issued on the basis of a standard premium class should meet the Section 7702 definition of a life insurance contract. Our interpretation is based primarily on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702 issued on July 5, 1991.

For a Policy issued on a substandard basis (in other words, the insured person's premium class indicates a higher than standard mortality risk), there is less guidance as to whether the Policy would meet the Section 7702 definition of life insurance contract. Particularly if the Policyowner pays the full amount of premiums permitted under the Policy, there may be a question as to whether the Policy is a life insurance policy.

If it is  subsequently  determined that a Policy we have issued does not satisfy
Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause that Policy to comply with Section 7702. For this purpose, we reserve the right to restrict Policy transactions as necessary to attempt to qualify the Policy as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the Separate Account's investments be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements prescribed in Treasury Regulation Section 1.817-5. We believe that the Separate Account meets the diversification requirement, and we will monitor continued compliance with the requirement.

The Treasury has announced that the diversification regulations do not provide guidance concerning the issue of the number of investment options and switches among such options a Policyowner may have before being considered to have investment control and thus to be the owner of the related assets in the Separate Account. If the Treasury provides additional guidance on this issue, the Policy may need to be modified to comply with that guidance. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent the Policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits and Access of Account Balance
--------------------------------------------------------------------------------

In General. Proceeds and Account Balance increases should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. You will not be considered to have received the Account Balance, including investment earnings and interest earned, until there is a distribution of Account Balance.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract, discussed below. Depending on the circumstances, the exchange of a Policy, a change in the Policy's Basic Death Benefit option, a Policy Loan, a partial withdrawal, a surrender, a change in ownership, a change of insured person, the payment of an Accelerated Benefit or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary.

When you receive a distribution under the Policy, an important factor in determining whether all or any portion of the distribution is taxable to you is your Investment in the Policy. Your investment in the Policy generally is the amount of premiums or other consideration you have paid for the Policy which you have not previously withdrawn.

Death Benefits. The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Surrender or Lapse of Policy; Maturity Proceeds. Upon a complete surrender or lapse of a Policy or when benefits are paid at the Maturity Date, if the amount you receive plus the amount of your outstanding Policy Loans exceeds your total investment in the Policy, the excess will be treated as ordinary income subject to tax, regardless of whether the Policy is considered to be a Modified Endowment Contract.

Distributions from a Policy that is Not a Modified Endowment Contract. The general rule is that a distribution from a Policy that is not a Modified Endowment Contract is tax-free to you up to the amount of your investment in the Policy. Any distribution or portion of a distribution that exceeds the investment in the Policy is taxable income to you. In effect, all distributions are treated as first a return to you of your investment in the Policy, prior to the return to you of interest and earnings on your Account Balance.

An exception to this general rule applies if:

      o the Policy's death benefit decreases, or any other change occurs that reduces benefits under the Policy, during the first 15 years after the Policy was issued, and

      o the decrease or change results in a cash distribution to the Policyowner in order for the Policy to continue to comply with the limits defined in Section 7702.

In such a case, the cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from,  or secured by, a Policy that is not a Modified  Endowment  Contract
are  not  treated  as  distributions.   Instead,   such  loans  are  treated  as
indebtedness of the Policyowner.

Characterization as a Modified Endowment Contract. Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts. A Policy is considered to be a Modified Endowment Contract if it fails the "seven pay test" described below. A Policy that fails the test is treated in effect as an investment contract rather than a life insurance policy when loans or withdrawals are made from the Policy. See "Distributions from a Policy that is a Modified Endowment Contract" below.

The seven pay test is failed if the cumulative amount of premiums paid under a Policy at any time during its first seven years (or seven years from the date of a material change to the Policy) is greater than the cumulative amount of seven-pay premiums that would have been paid on or before that time. "Seven-pay premiums" are the seven level annual premiums that would be payable if the Policy provided for paid-up future benefits after the payment of those premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Account Balance at the time of that change and the additional premiums paid in the seven years following the material change. If the death benefit under a Policy is reduced by a decrease in the Face Amount or a partial withdrawal during either the first seven years after Policy issuance or a material change to the Policy, the seven-pay test will be recalculated as though the new death benefit had applied since the Policy was issued or materially changed. Due to the Policy's payment flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy.

If a premium is credited to your Policy that would cause the Policy to become a Modified Endowment Contract, we will notify you that unless you request a refund of the excess premium, the Policy will become a Modified Endowment Contract. Our notification will provide you with instructions and the time requirements for making the request.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be described adequately in this summary. Therefore, a current or prospective Policyowner should consult with a competent advisor to determine whether a particular transaction will cause the Policy to be treated as a Modified Endowment Contract.

Distributions from a Policy that is a Modified Endowment Contract. A Policy classified as Modified Endowment Contract is subject to the tax rules below. In effect, all distributions are treated as first a return to you of interest and earnings on your Account Balance, prior to the return to you of your investment in the Policy.

1) All distributions you receive under the Policy, including Surrender Proceeds, partial withdrawals and distributions within two years before the Policy became a Modified Endowment Contract, are treated as taxable ordinary income to you, in an amount up to:

      o     your Account Balance immediately before the distribution, minus

      o     your investment in the Policy at that time.

2) Second, any loans you take from or secure by the Policy are treated as distributions and are taxed as described in 1) above, and past due loan interest that is added to the loan amount is treated as a loan.

3) A 10 percent additional income tax is imposed on the portion of any distribution that is included in your taxable income in accordance with 1) above, unless the distribution or loan

      o     is made when you are age 59 1/2 or older,

      o     is attributable to you becoming disabled, or

      o is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of the you and your beneficiary.

All Modified Endowment Contracts that we (or any affiliates of ours) issue to the same Policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Policyowner's gross income under Section 72(e) of the Code.

Policy Loan Interest
--------------------------------------------------------------------------------

If you are an individual, you may not deduct personal interest paid on any loan under a Policy, in most circumstances. Interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of that taxpayer, or who is financially interested in the business carried on by that taxpayer, will not be tax deductible to the extent the aggregate amount of the loans under Policies covering that individual exceeds $50,000. The deduction of interest on Policy Loans also may be subject to other restrictions under Section 264 of the Code.

Estate Taxes
--------------------------------------------------------------------------------

The Death Proceeds payable under the Policy are includable in the insured person's gross estate for federal estate tax purposes if the Death Proceeds are paid:

      o     to the insured person's estate, or

      o to a beneficiary other than the estate and the insured person either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.


Death Proceeds paid to a surviving spouse as beneficiary are not includable in your Federal gross estate because of a 100% estate tax marital deduction. In addition, Death Proceeds paid to a tax-exempt charity may not be taxable in your estate because of the allowance of an estate tax charitable deduction. When Death Proceeds are paid to other beneficiaries, whether or not any Federal estate tax is payable on that amount depends on a variety of factors, including the size of the gross estate. There is an estate tax credit that is equivalent to an exemption of $1 million in 2003, $1.5 million in 2004 and 2005, and $2 million in 2006 through 2008.


If you are not the insured person, and your death occurs before the death of the insured person, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in your gross estate for Federal estate tax purposes.

             YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Policyowners. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund. If permitted under Federal securities laws, we may instead vote the shares of the Underlying Funds held by our Separate Account in our own discretion.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Policyowners. We will determine the number of Accumulation Units attributable to each Policyowner for purposes of giving voting instructions as of the same record date used by the Underlying Fund. Each Policyowner who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

                      FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Policyowners, if required. We may:

      o     create new investment funds of the Separate Account at any time;

      o to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

      o transfer assets we have determined to be associated with the class of contracts to which the Policies belong from one investment fund of the Separate Account to another investment fund;

      o create additional separate accounts or combine any two or more accounts including the Separate Account;

      o transfer assets we have determined to be associated with the class of contracts to which the Policies belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

      o operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

      o     deregister the Separate Account under the 1940 Act; and

      o operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

If our exercise of any of these rights results in a material change to the Investment Alternatives of the Separate Account, we will advise you of the change.

                             ADMINISTRATIVE MATTERS

Notices, Confirmation Statements and Reports to Policyowners
--------------------------------------------------------------------------------

Approximately 20 days before a scheduled premium, we will send you a notice of the amount and due date of that scheduled premium, except that we will not send notices for scheduled premiums payable under a Payroll Deduction Program or if you have authorized withdrawals from your bank or other account to pay scheduled premiums.

Within 30 days after each calendar quarter, we will send you a statement showing your Account Balance, premiums received, charges incurred and information concerning any Policy Loans as of the end of the quarter. We will send you a confirmation statement within five business days after any transaction involving purchase, sale or transfer of Accumulation Units and for any change in allocation instructions. If your Policy has a Payroll Deduction Rider, however, your quarterly statement, which we will send within five business days of quarter-end, will serve as the confirmation statement for your purchase transactions. You must notify us of any error in a statement within 30 days after the date we processed the allocation change or transaction, or within 30 days after the end of the period covered by the quarterly statement that serves as the confirmation statement, or you will give up your right to have us correct the error.

We also will send to you annual and semi-annual reports for each Underlying Fund, which will include financial statements.

Miscellaneous Policy Provisions
--------------------------------------------------------------------------------

Limit on Right to Contest. We will not contest the insurance coverage under a Policy after it has been in force:

(a) for two years from the Issue Date with respect to the initial amount of insurance coverage;

(b) for two years from the effective date of an increase in the amount of insurance requiring evidence of insurability; and

(c) for two years from the effective date of the reinstatement with respect to any amount of insurance that was reinstated.

If we contest a Face Amount increase or a reinstatement, the contest will be based only on the application for that increase or reinstatement.

Suicide Exclusion. If the insured person commits suicide within two years from the Issue Date, we will not pay the Death Proceeds that would otherwise be payable under a Policy. We will pay no more than (a) the sum of the Account Balance and any insurance charges; minus (b) the sum of any Policy Loans. If there was an increase in the Basic Death Benefit for which we had the right to require (or did require) evidence of insurability (other than an increase due solely to a change in the Basic Death Benefit plan) and if the insured person commits suicide within two years from the effective date of that increase, then with respect to that increase we will pay no more than the insurance charges deducted for that increase.

Misrepresentation or Misstatement of Age or Sex. If a misrepresentation is made on the application for your Policy or if the age or sex of the insured person is misstated on your Policy Specifications Pages, then the Proceeds payable upon proof of the death of the insured person will be that which would have been purchased by the most recent monthly deduction for the cost of insurance on the basis of the correct age and sex or as adjusted for the misrepresentation.

Assignment. You must notify us in writing if you assign your Policy. No assignment will be binding on us until we receive and record it at our Processing Office. An assignment will not apply to any payment made before the assignment was recorded. We will not be responsible for the validity of any assignment.

Participation in Divisible Surplus. We are a mutual life insurance company and consequently have no stockholders. Policyowners share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such surplus is within the sole discretion of our Board of Directors.

                                OTHER INFORMATION

Legal Proceedings
--------------------------------------------------------------------------------

From time to time we may engage in litigation. In our judgment, our current litigation is not of material importance in relation to our total assets. The Separate Account is not a party to any pending legal proceedings.

Financial Statements
--------------------------------------------------------------------------------

Financial Statements for Mutual of America and its Separate Account No. 3 are in our Statement of Additional Information ("SAI"). You may refer to the last page of this prospectus for information on how to request the SAI.

                      DEFINITIONS WE USE IN THIS PROSPECTUS

Accelerated Benefit -- The portion of the Death Proceeds payable before the death of the insured person when the insured person is determined to have a terminal illness and is expected to live for one year or less.

Account Balance -- The value of a Policyowner's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Policyowner. As used in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance.

Accumulation Unit -- A measure we use to calculate the value of a Policyowner's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

Basic Death Benefit -- The primary component of the Death Proceeds payable upon the death of the insured person when the Policy is in effect. The Basic Death Benefit is the greater of:

      o the Face Amount under a Face Amount Policy, or the Face Amount plus the Account Balance under a Face Amount Plus Policy (you select the type of Policy upon purchase), and

      o     the Account Balance times the applicable Corridor Percentage.

beneficiary -- The person(s) you designate in your application or in a change of beneficiary form filed with us to receive the Death Proceeds payable upon the death of the insured person.

Business Day -- Any day the New York Stock Exchange is open for trading. For purposes of determining a Valid Transaction Date, our Business Day will end as of the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

Code -- The Internal Revenue Code of 1986, as amended, or any corresponding provisions of future United States revenue laws. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Corridor Percentage -- A percentage established under the Code, based on the insured person's age. The Corridor Percentage is multiplied by your Account Balance to establish the minimum death benefit amount required for the Policy to be treated as life insurance under the Code.

Death Proceeds -- An amount equal to the sum of the Basic Death Benefit and amounts payable under any policy riders, minus the sum of any Policy Loans and any unpaid monthly deductions, subject to any applicable adjustments for misrepresentation, suicide or misstatement of age and/or sex.

Face Amount -- The amount of life insurance coverage as set forth on the Policy Specification Pages of your Policy. The Face Amount must be at least $25,000, except that the minimum Face Amount is $5,000 for Policies issued with a Payroll Deduction Rider.

Fidelity   Portfolios  --  The  Equity-Income,   Contrafund  and  Asset  Manager
Portfolios of the Variable Insurance Products Funds.

Fund of the Separate Account (or Fund) -- One of the subaccounts of the Separate Account. Each Fund's name corresponds to the name of the Underlying Fund in which it invests.

General Account -- Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

insured person -- The person on whose life a Policy is issued, or in other words the person whose death will trigger payment of a death benefit under your Policy.

insured person's age -- The insured person's age as of his or her last birthday preceding the Policy Date. The insured person's "attained age" at any time is the age on the Policy Date plus the number of successive twelve month periods elapsed since the Policy Date.

Investment Alternatives -- Our General Account and the Funds of the Separate Account. You may allocate your premiums and transfer your Account Balance among the Investment Alternatives.

Investment Company-- Mutual of America Investment Corporation.

Issue Date -- The date as of which we issued a Policy to you, as shown on the Policy Specification Pages of your Policy.

Maturity Date -- The Policy Anniversary on which the insured person's attained age equals 100.

Monthly Anniversary Day -- The same day each month as the day on which the Policy Date occurred.

Payroll Deduction Program -- A program established by an employer under which it agrees with its participating employees to deduct on each pay date from the employees' salaries the scheduled premium payments for Policies owned by the employees, their spouses or minor children. The employer remits the premiums to us.

Payroll Deduction Rider -- A rider to a Policy issued under a Payroll Deduction Program. If required by your State, we will incorporate the provisions regarding Payroll Deduction into your Policy in lieu of issuing a rider.

Policy Anniversary -- The day each calendar year which is the anniversary of the Policy Date.

Policy Date -- The effective date of the Policy, as shown on the Policy Specification Pages of your Policy, which will not be later than the 28th day of any month. The Policy goes into effect as of 12:01 a.m. on the Policy Date.

Policy Loan -- The outstanding principal and unpaid accrued interest for any loan in effect under a Policy.

Policy Month -- The period beginning on the Policy Date or any Monthly Anniversary Day and ending immediately before the next Monthly Anniversary Day.

Policyowner -- The person designated on the Policy Specification Pages of your Policy as the owner.

Policy Year -- The twelve-month period beginning on (a) the Policy Date, or (b) each Policy Anniversary.

premium class -- The mortality risk class of the insured person that we used in setting rates for cost of insurance charges.

Proceeds -- The amount we will pay upon (a) surrender of the Policy, (b) the death of the insured person or (c) the Maturity Date, which amount will vary depending on the type of Proceeds being paid.

Processing Office -- The office of Mutual of America shown on the cover page of this Prospectus, or any other location we may announce by advance written notice to Policyowners, a field office we have designated, our toll-free telephone facility or our Financial Transaction Processing Center, depending on the transaction requested.

scheduled premiums-- Premiums in the amount and at the intervals specified in your Policy.

Scudder Portfolios-- The following three portfolios of the Scudder Variable Series I: Capital Growth, Bond and International Portfolios.

Separate Account -- Mutual of America Separate Account No. 3, a separate account of Mutual of America maintained under the laws of New York State and registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The assets of the Separate Account are set aside and kept separate from our other assets.

Underlying Funds -- The funds or portfolios that are invested in by the Separate Account Funds.

unscheduled premiums -- Premiums other than scheduled premiums that you are permitted to pay under your Policy.

Valid Transaction Date -- The Business Day on which all of the requirements for the completion of a transaction have been met. This includes receipt by us at our Processing Office of all information, remittances, notices and papers necessary to process the requested transaction. If requirements are met on a day that is not a Business Day, or after the close of a Business Day, the Valid Transaction Date will be the next following Business Day.

Valuation Day -- Each day that the New York Stock Exchange is open for business until the close of the New York Stock Exchange that day.

Valuation Period -- A period beginning on the close of business of a Valuation Day and ending on the close of the next Valuation Day.

we, us, our, Mutual of America -- Refer to Mutual of America Life Insurance Company.

Written Request -- A written request on an administrative form provided by us or in a form otherwise acceptable to us.

you, your -- Refer to a Policyowner.

                                    APPENDIX

                           GENERAL ACCOUNT OPERATIONS

This Appendix provides more information about our General Account's operations and the risks of allocating Account Balance, including premiums, to the General Account compared to allocating Account Balance, including premiums, to the Separate Account. Account Balances held in our General Account may pose different risks to Policyowners than Account Balances supported by assets of our Separate Account.

When a Policyowner allocates Account Balance to our General Account, the amounts are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of our General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts, variable accumulation annuity contracts and variable universal life policies (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Policyowners.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Policies held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Policies and upon their termination. Members of our senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

      o     Reasonable classifications of different types of policies.

      o Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

      o The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combination with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to our policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

      o The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market conditions.

      o Compliance with applicable statutory and regulatory requirements.

      o Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of policies without regard to when such amounts were placed in our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. While we reserve the right to change this credited rate at any time, we generally will not change this rate more frequently than once every three months (in other words, quarterly). The credited interest rate may not be less than a 3% annual yield. If we declare a credited interest rate higher than 3%, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) are guaranteed by us and are payable in full upon a Policyowner's request for transfer, payment or withdrawal of Account Balance or Policy discontinuance, subject to the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans. The credited interest rate applicable to amounts in our General Account is indicated in Policyowners' quarterly statements.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Balances maintained by Policyowners in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Policies, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change administrative charges. We also reserve the right to change the services we make available to Policyowners. We will provide written notices to Policyowners when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Policyowner's quarterly statements reflect direct deductions from the Policyowner's Account Balance in the Separate Account or General Account.

In general and to the extent ERISA applies to the payroll deduction program established by Policyowner's employers for the purchase of Policies, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to policyowners. ERISA requires insurers, in administering separate account assets, to act solely in the interest of a plan's policyowners and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards in the administration of General Account policies that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account policies that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our separate accounts. However, state insurance regulation may not provide the same level of protection to policyowners as ERISA regulation. In addition, our General Account policies often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

You May Obtain More Information
--------------------------------------------------------------------------------


Statement of Additional Information. We have filed with the Securities and Exchange Commission a Registration Statement that includes this Prospectus, a Statement of Additional Information, and exhibits. The Statement of Additional Information, dated the same date as this Prospectus (the SAI), contains further information about Separate Account No. 3, Mutual of America and the Policies described in the Prospectus, and we incorporate the SAI by reference into this Prospectus. You may obtain a copy of the SAI from us free of charge at your request.

Illustrations. You may request personalized illustrations from us, at no charge. These illustrations will show death benefits and account balances based on cost of insurance charges that you currently would pay if you purchase a Policy.

How to obtain the SAI from us. To request a Statement of Additional Information, you may call us at 1-800-468-3785 or write to us at: Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022.


How to obtain the SAI and other information from the SEC. Information about Mutual of America Separate Account No. 3, including the Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC or at the SEC's web site, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.

Where to direct Questions. If you have questions about the Policies or want to request other information about the Policies, you should contact your representative at Mutual of America. You can check for the address and telephone number of the Regional Office that provides services for your Policy by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.


Investment Company Act of 1940 File No. 811-8368

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                                       for
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                    Issued by

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY 320 Park Avenue, New York, New York 10022

                                   Through its
                             SEPARATE ACCOUNT NO. 3
--------------------------------------------------------------------------------

This Statement of Additional Information expands upon subjects we discuss in the Prospectus for the Variable Universal Life Insurance Policies that we offer (the Policies).

You may obtain a copy of the Prospectus, dated May 1, 2003, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022, Attn: Elton Wonacott. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement of Additional Information is not a prospectus, and you should read it in conjunction with the Prospectus for the Policies.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

General Information and History ..........................................     2

Premiums .................................................................     2

Additional Information About Operation of Policies and Registrant ........     2


Loans ....................................................................     2


Distribution of the Policies .............................................     3

Additional Information About Charges .....................................     3

Yield and Performance Information ........................................     4


Use of Standard & Poor's Indices .........................................     7

Financial Statements .....................................................     8

Prior Independent Auditors ...............................................    37


--------------------------------------------------------------------------------
Dated: May 1, 2003

General Information and History
--------------------------------------------------------------------------------

We are a mutual life insurance company organized under the laws of the State of New York and are authorized to transact business in 50 states and the District of Columbia. The Insurance Company was incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company.


We sell individual and group life insurance and annuities, including variable accumulation annuity contracts and variable life insurance policies. We also provide group and individual annuities and related services for the pension, retirement, and long-range savings needs of corporate, charitable, religious, educational and government organizations and their employees. We invest the assets we derives from our business as permitted under applicable state law. As of December 31, 2002, we had total assets, on a consolidated basis, of approximately $9.9 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and also are registered as an investment adviser under the Investment Advisers Act of 1940.


Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

Premiums
--------------------------------------------------------------------------------

Scheduled premiums at the time of Policy issuance should be sufficient to pay current cost of insurance charges and other Policy charges, so that the Policy will not lapse. Unscheduled (additional) premiums must be paid when a Policy's Account Balance is insufficient to pay the monthly deduction necessary to keep the Policy in force. In this situation, we will send the Policyowner a notice that a premium payment is required

Cost of insurance charges will vary based on whether the Policies are under a payroll deduct program or are individually owned. Cost of insurance charges under Policies issued in connection with a payroll deduct program are based on unisex rates. Cost of insurance charges under Policies not under a payroll deduct program are based on whether the insured is male or female. We will determine cost of insurance charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. Charges under a Policy, other than cost of insurance rates, are shown on the specifications page of each Policy.

Additional Information About Operation of Policies and Registrant
--------------------------------------------------------------------------------


Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America, has passed upon all matters of applicable state law relating to the Policies, including our right to issue the Policies, and has passed upon certain legal matters relating to Federal securities laws that are applicable to our offering of the Policies.

Loans
--------------------------------------------------------------------------------


The interest rate on a Policy Loan will be the maximum interest rate that we can charge under applicable law, and the rate will change from time to time. The maximum interest rate is the greater of:

      o     our guaranteed rate of interest (3% per annum) plus 1% per year, or

      o the "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined. The Published Monthly Average is the Term Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc., or any successor thereto or, if that Moody's average is no longer published, a substantially similar average, as established by insurance regulation in the jurisdiction in which the Policy is delivered.

A new interest rate for Policy Loans will be effective beginning on the next January 1 following a change in the maximum rate.

      o We determine the maximum rate of interest on Policy Loans on each December 1 after the Policy is issued.

      o We may increase the Policy Loan interest rate whenever the maximum interest rate increases by 0.5% or more a year.

      o We will reduce the Policy Loan interest rate whenever the maximum interest rate decreases by 0.5% or more a year.

Distribution of the Policies
--------------------------------------------------------------------------------

We offer the Policies continuously without a sales charge through our employees. These employees receive a salary from us and do not receive commissions for sales of the Policies. All persons engaged in selling the Policies are our licensed agents and are duly qualified registered representatives of Mutual of America.

Each sales representative will be eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's regional office compared to sales targets we established for the office in that year. Our attainment of overall financial and sales objectives also can affect the payment. Representatives and certain staff from the top five regional offices will receive a trip to a conference site to attend a sales meeting.

Mutual of America is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Policies are sold in the states where their sale is lawful.

The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

Additional Information About Charges
--------------------------------------------------------------------------------

Monthly Deductions. We deduct cost of insurance charges and the monthly maintenance fee from your Account Balance in our General Account. If you do not have sufficient Account Balance allocated to the General Account, we will deduct the charges from your Account Balance allocated to one or more of the Separate Account Funds. We look to the Funds in the following order:


      (a) Investment Company Money Market Fund, (b) Investment Company Short-Term Bond Fund, (c) Investment Company Mid-Term Bond Fund, (d) Investment Company Bond Fund, (e) Scudder Bond Fund, (f) Investment Company Composite Fund, (g) Fidelity VIP Asset Manager Fund, (h) Calvert Social Balanced Fund, (i) Fidelity VIP Equity-Income Fund, (j) Investment Company All America Fund, (k) Investment Company Equity Index Fund, (l) Investment Company Mid-Cap Equity Index Fund, (m) Fidelity VIP Contra Fund, (n) Investment Company Aggressive Equity Fund, (o) Scudder Capital Growth Fund, (p) Scudder International Fund, (q) American Century VP Capital Appreciation Fund, (r) Investment Company Conservative Allocation Fund, (s) Investment Company Moderate Allocation Fund, and (t) Aggressive Allocation Fund.


Underwriting Procedures. Cost of insurance charges for the Policies are not the same for all Policyowners because, under the principle of pooling and distribution of mortality risks, each Policyowner pays a cost of insurance charge commensurate with the insured's mortality risk. Mortality risk is actuarially determined based upon factors such as the insured's age, gender, health, smoking status and occupation, except that gender is not a factor (in other words, rates are unisex) for Policies purchased under payroll deduct programs. Accordingly, for each actuarial category of insureds there will be different cost of insurance rates. A table showing maximum insurance rates is delivered with each Policy, and the maximum rates will not exceed rates permitted by the 1980 Commissioner's Standard Ordinary mortality table for the insured's premium class.

Changes in Face Amount. After a change in Face Amount, we will send you new Policy Specifications Pages to reflect the change. Certain reductions in Face Amount may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations" in the Prospectus.

Your request for an increase in Face Amount must be accompanied by evidence satisfactory to us that the insured person is insurable. Cost of insurance charges on the additional Face Amount will be based on the insured person's premium class at the time of the increase. An increase in Face Amount will be effective only if and when we expressly approve it. If the insured person is not living on the proposed effective date of a change, the change will not take effect.

The effective date of a decrease in Face Amount will be the first Monthly Anniversary Day on or after the date we receive your request. A decrease in Face Amount will first reduce any prior increases in Face Amount, in reverse of the order in which they occurred (in other words, the most recent Face Amount increase will be the first reduced), and then will reduce the original Face Amount.

Yield and Performance Information
--------------------------------------------------------------------------------

From time to time, we may advertise performance for the Separate Account Funds. The performance information we advertise reflects Separate Account charges and the current annual policy maintenance fee, but it does not reflect cost of insurance charges or charges for optional riders. In preparing performance information, we deduct the policy maintenance fee from each Separate Fund, calculated as a cost per $1,000 based on the average Account Balance for all Policies. For any Policyowner, the actual treatment of the policy maintenance fee and its effect on total return will depend on the Policyowner's actual allocation of Account Balance. You should refer to the Prospectus for additional information about Policy charges.


We also may report the performance of the Underlying Funds without the deduction of Separate Account expenses. These returns will be higher than the returns shown if all Separate Account expenses and cost of insurance charges were deducted. In addition, we may compare a Fund's figures to the performance of other variable annuity and variable life accounts tracked by mutual fund rating services or to unmanaged indexes that may assume reinvestment of dividends but do not reflect deductions for administrative and management costs.


You should note that past performance is no guarantee of future results. Total return and yield for a Separate Account Fund will vary based on changes in market conditions and the performance of the Underlying Fund in which it invests. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.


Money Market Fund


We may disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called yield. We also may disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distributions expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A. Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return.

      The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B. Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)365/7]-1.


The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 30, 2002 was -.53%. This yield does not reflect cost of insurance charges but does reflect the $2 monthly charge.


Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity or variable life accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Bond Funds

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and Scudder Bond Fund in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period. This yield does not reflect cost of insurance charges.


Funds Other Than Money Market


From time to time, we may include quotations of a Fund's total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner and do not reflect cost of insurance charges:

A. Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

      T = (ERV/P)1/n -- 1

Where:

      P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years
    ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B. Cumulative Total Return is the compounded rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

      C = (ERV/P)-- 1

Where:

      C = Cumulative Total Return
      P = hypothetical initial payment of $1,000
    ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                          Average Annual Total Returns

                      For Periods Ended December 31, 2002


Fund                                                   One Year    Life of Fund
----                                                   --------    ------------
Investment Company Equity Index ....................    (23.6)%       (18.1)%
Investment Company All America .....................    (23.8)%       (20.8)%
Investment Company Mid-Cap Equity Index ............    (16.8)%        (6.8)%
Investment Company Aggressive Equity. ..............    (22.0)%       (17.3)%
Investment Company Composite .......................     (9.2)%       (10.0)%
Investment Company Bond ............................      4.8%          5.6%
Investment Company Mid-Term Bond ...................      7.6%          6.4%
Investment Company Short-Term Bond .................      3.1%          4.8%
Scudder Capital Growth .............................    (30.5)%       (26.2)%
Scudder Bond .......................................      5.6%          5.8%
Scudder International ..............................    (19.9)%       (26.5)%
Fidelity VIP Equity-Income .........................    (18.4)%        (6.3)%
Fidelity VIP Contra ................................    (11.0)%       (13.6)%
Fidelity VIP Asset Manager .........................    (10.4)%        (8.5)%
Calvert Social Balanced ............................    (13.8)%       (10.9)%
American Century VP Capital Appreciation ...........    (22.5)%       (22.5)%

                            Cumulative Total Returns

                      For Periods Ended December 31, 2002


Fund                                                   One Year    Life of Fund
----                                                   --------    ------------
Investment Company Equity Index ....................    (23.6)%       (42.3)%
Investment Company All America .....................    (23.8)%       (47.2)%
Investment Company Mid-Cap Equity Index ............    (16.8)%       (17.7)%
Investment Company Aggressive Equity ...............    (22.0)%       (40.7)%
Investment Company Composite .......................     (9.2)%       (25.1)%
Investment Company Bond ............................      4.8%         16.0%
Investment Company Mid-Term Bond ...................      7.6%         18.5%
Investment Company Short-Term Bond .................      3.1%         13.8%
Scudder Capital Growth .............................    (30.5)%       (56.5)%
Scudder Bond .......................................      5.6%         16.9%
Scudder International ..............................    (19.9)%       (57.1)%
Fidelity VIP Equity-Income .........................    (18.4)%       (16.4)%
Fidelity VIP Contra ................................    (11.0)%       (33.0)%
Fidelity VIP Asset Manager .........................    (10.4)%       (21.7)%
Calvert Social Balanced ............................    (13.8)%       (27.1)%
American Century VP Capital Appreciation ...........    (22.5)%       (50.3)%


The Separate Account No. 3 Funds commenced operations on April 3, 2000.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as cost per $1,000 based on the average Account Balance. For any Policyowner, the actual treatment of the monthly contract fee and its effect on total return will depend on the Policyowner's actual allocation of Account Balance.

                        USE OF STANDARD & POOR'S INDICES

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), makes no representation or warranty, express or implied, to the Separate Account or the Policyowners regarding the advisability of investing in, or allocating Account Balance to, the Investment Company Equity Index, All America or Mid-Cap Equity Index Funds (together, the Indexed Portfolios) or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P has no obligation to take the needs of the Indexed Portfolios or the owners of the Indexed Portfolios into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the calculation of the net asset values of the Indexed Portfolios, the amount of the shares of the Indexed Portfolios or the timing of the issuance or sale of the Indexed Portfolios. S&P has no obligation or liability in connection with the administration, marketing or trading of the Indexed Portfolios.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 index or the S&P MidCap 400 index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the indexed portfolios, owners of the indexed portfolios, or any other person or entity from the use of the S&P 500 index, the S&P MidCap 400 index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 index, the S&P MidCap 400 index or any data included therein. Without limiting any use of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                              FINANCIAL STATEMENTS

The financial statements of Separate Account No. 3 and Mutual of America Life Insurance Company as of December 31, 2002, have been audited by our independent auditors KPMG LLP, New York, New York. Another independent auditor, which has ceased operations, audited the financial statements of Separate Account No. 3 and Mutual of America Life Insurance Company prior to 2002. The financial statements are included in this Statement of Additional Information, as stated in the independent auditors' report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s). Financial statements of the Separate Account for 2002 are included as follows:

Mutual of America Separate Account No. 3                                 Page
                                                                         ----
   Statement of Assets and Liabilities ...............................      9
   Statement of Operations ...........................................     11
   Statements of Changes in Net Assets ...............................     13
   Financial Highlights ..............................................     16
   Notes to Financial Statements .....................................     19
   Independent Auditors' Report ......................................     21


You should consider the financial statements of Mutual of America Life Insurance Company as bearing upon the ability of Mutual of America to meet its obligations under the Policies. You should not consider them as bearing upon the investment experience of the Separate Account Funds. Below are the consolidated financial statements of Mutual of America for the year ended December 31, 2002:


Mutual of America Life Insurance Company                                  Page
                                                                          ----
   Independent Auditors' Report ......................................      22
   Consolidated Statements of Financial Condition ....................      23
   Consolidated Statements of Operations and Surplus .................      24
   Consolidated Statements of Cash Flows .............................      25
   Notes to Consolidated Financial Statements ........................      26

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2002

                                                                                   Investment Company
                                                               ---------------------------------------------------------
                                                                Money         All         Equity       Mid-Cap
                                                               Market       America        Index    Equity Index    Bond
                                                                Fund         Fund          Fund         Fund        Fund
                                                               ------       -------       ------    ------------    ----
Assets:
Investments in Mutual of America Investment Corporation
   at market value
   (Cost:
   Money Market Fund -- $14,164 All America Fund -- $1,097,974 Equity Index Fund
   -- $869,513 Mid-Cap Equity Index Fund -- $432,351 Bond Fund -- $52,526)
   (Notes 1 and 2) ........................................    $13,826       $588,339     $530,673    $350,813     $50,180
Due from (To) General Account .............................          4            330          685         293          98
                                                               -------       --------     --------    --------     -------
Net Assets ................................................    $13,830       $588,669     $531,358    $351,106     $50,278
                                                               =======       ========     ========    ========     =======
Unit Value at December 31, 2002 ...........................    $  2.30       $   5.96     $   2.06    $   1.05     $  3.78
                                                               =======       ========     ========    ========     =======
Number of Units Outstanding at
   December 31, 2002 ......................................      6,019         98,846      257,511     333,023      13,313
                                                               =======       ========     ========    ========     =======

                                                                                       Investment Company
                                                                      ----------------------------------------------------
                                                                                                               Aggressive-
                                                                      Short-Term    Mid-Term     Composite       Equity
                                                                       Bond Fund    Bond Fund      Fund           Fund
                                                                      ----------    ---------    ---------     -----------
ASSETS:
Investments in Mutual of America Investment Corporation
   at market value
   (Cost:
   Short-Term Bond Fund -- $6,738  Mid-Term Bond Fund -- $40,892  Composite Fund
   -- $231,537 Aggressive Equity Fund -- $647,977)
   (Notes 1 and 2) ................................................      $6,765     $41,864       $166,050      $398,117
Due from (To) General Account .....................................          --           7            204           224
                                                                         ------     -------       --------      --------
NET ASSETS ........................................................      $6,765     $41,871       $166,254      $398,341
                                                                         ======     =======       ========      ========
UNIT VALUE AT DECEMBER 31, 2002 ...................................      $ 1.52     $  1.64       $   4.46      $   1.95
                                                                         ======     =======       ========      ========
NUMBER OF UNITS OUTSTANDING AT
   DECEMBER 31, 2002 ..............................................       4,463      25,589         37,237       204,400
                                                                         ======     =======       ========      ========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2002

                                                                                                              American
                                                                                 Scudder                      Century
                                                                ----------------------------------------    ------------
                                                                              Capital                        VP Capital
                                                                Bond          Growth       International    Appreciation
                                                                Fund           Fund            Fund             Fund
                                                                ----          -------      -------------    ------------
ASSETS:
Investments in Scudder  Portfolios and American Century VP Capital  Appreciation
   Fund at market value (Cost:
   Scudder Bond Fund -- $16,602
   Scudder Capital Growth Fund -- $1,301,321
   Scudder International Fund -- $306,696
   American Century VP Capital
     Appreciation Fund -- $227,631)
   (Notes 1 and 2) .......................................     $17,241         $669,962      $150,809          $105,456
Due from (To) General Account ............................        (228)              46          (197)              (71)
                                                               -------         --------      --------          --------
NET ASSETS ...............................................     $17,013         $670,008      $150,612          $105,385
                                                               =======         ========      ========          ========
UNIT VALUE AT DECEMBER 31, 2002 ..........................     $ 15.58         $  24.10      $  11.10          $  10.52
                                                               =======         ========      ========          ========
NUMBER OF UNITS OUTSTANDING AT
   DECEMBER 31, 2002 .....................................       1,092           27,801        13,572            10,015
                                                               =======         ========      ========          ========




                                                            Calvert                 Fidelity
                                                           --------   -----------------------------------------
                                                            Social         VIP          VIP II       VIP II
                                                           Balanced   Equity-Income     Contra    Asset Manager
                                                             Fund         Fund           Fund         Fund
                                                           --------   -------------    --------   -------------
ASSETS:
Investments in Calvert  Social  Balanced  Portfolio  and Fidelity  Portfolios at
   market value (Cost:
   Calvert Social  Balanced Fund -- $69,379 VIP  Equity-Income  Fund -- $258,379
   VIP II Contra Fund -- $735,489 VIP II Asset Manager Fund -- $186,165)
   (Notes 1 and 2) .......................................  $51,409       $200,523     $573,676     $158,972
Due from (To) General Account                                  (280)           208           67          367
                                                            -------       --------     --------     --------
NET ASSETS ...............................................  $51,129       $200,731     $573,743     $159,339
                                                            =======       ========     ========     ========
UNIT VALUE AT DECEMBER 31, 2002 ..........................  $  2.59       $  26.89     $  23.27     $  21.65
                                                            =======       ========     ========     ========
NUMBER OF UNITS OUTSTANDING AT
   DECEMBER 31, 2002 .....................................   19,705          7,466       24,653        7,359
                                                            =======       ========     ========     ========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2002

                                                                                Investment Company
                                                           -------------------------------------------------------------
                                                                                                               Mid-Cap
                                                           Money Market     All America     Equity Index    Equity Index
                                                               Fund            Fund             Fund            Fund
                                                           ------------     -----------     ------------    ------------
INVESTMENT INCOME AND EXPENSES:
Income (Note 1):
   Dividend Income ........................................    $ 210         $   6,129        $   9,448       $  6,324
                                                               -----         ---------        ---------       --------
Expenses (Note 3):
   Fees and administrative expenses .......................      404             9,566            7,077          3,497
                                                               -----         ---------        ---------       --------
NET INVESTMENT INCOME (LOSS) ..............................     (194)           (3,437)           2,371          2,827
                                                               -----         ---------        ---------       --------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 1):
   Net realized gain (loss) on investments ................      (59)         (169,223)         (29,652)        (3,648)
   Net unrealized appreciation
     (depreciation) of investments ........................       32           (29,805)        (128,092)       (66,897)
                                                               -----         ---------        ---------       --------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS .............................      (27)         (199,028)        (157,744)       (70,545)
                                                               -----         ---------        ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..............................    $(221)        $(202,465)       $(155,373)      $(67,718)
                                                               =====         =========        =========       ========

                                                                                      Investment Company
                                                                    -------------------------------------------------------
                                                                                                                 Aggressive
                                                                    Bond    Short-Term   Mid-Term    Composite     Equity
                                                                    Fund     Bond Fund   Bond Fund     Fund         Fund
                                                                    ----    ----------   ---------   ---------   ----------
INVESTMENT INCOME AND EXPENSES:
Income (Note 1):
   Dividend Income .............................................    $4,042      $184      $1,054      $  5,921   $      --
                                                                    ------      ----      ------      --------   ---------
Expenses (Note 3):
   Fees and administrative expenses ............................     1,084       111         297         3,068       5,332
                                                                    ------      ----      ------      --------   ---------
NET INVESTMENT INCOME (LOSS) ...................................     2,958        73         757         2,853      (5,332)
                                                                    ------      ----      ------      --------   ---------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 1):
   Net realized gain (loss) on investments .....................       (10)       26         152       (12,203)    (37,331)
   Net unrealized appreciation
     (depreciation) of investments .............................      (880)       60         758        (6,952)    (72,629)
                                                                    ------      ----      ------      --------   ---------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS ..................................      (890)       86         910       (19,155)   (109,960)
                                                                    ------      ----      ------      --------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................    $2,068      $159      $1,667      $(16,302)  $(115,292)
                                                                    ======      ====      ======      ========   =========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2002

                                                                                                               American
                                                                                  Scudder                      Century
                                                               -------------------------------------------   ------------
                                                                              Capital                         VP Capital
                                                               Bond           Growth         International   Appreciation
                                                               Fund            Fund              Fund            Fund
                                                               ----           -------        -------------   ------------
INVESTMENT INCOME AND EXPENSES:
Income (Note 1):
   Dividend Income ........................................     $894         $   2,477         $  1,349      $      --
                                                                ----         ---------         --------      ---------
Expenses (Note 3):
   Fees and administrative expenses .......................      347             6,994            1,530          1,170
                                                                ----         ---------         --------      ---------
NET INVESTMENT INCOME (LOSS) ..............................      547            (4,517)            (181)        (1,170)
                                                                ----         ---------         --------      ---------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 1):
   Net realized gain (loss) on investments ................      (47)          (16,385)          (7,700)        (5,685)
   Net unrealized appreciation
     (depreciation) of investments ........................      270          (250,427)         (25,842)       (22,407)
                                                                ----         ---------         --------      ---------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS .............................      223          (266,812)         (33,542)       (28,092)
                                                                ----         ---------         --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..............................     $770         $(271,329)        $(33,723)     $ (29,262)
                                                                ====         =========         ========      =========


                                                             Calvert                           Fidelity
                                                            --------        ----------------------------------------------
                                                             Social              VIP            VIP II          VIP II
                                                            Balanced        Equity-Income       Contra       Asset Manager
                                                              Fund              Fund             Fund            Fund
                                                            --------        -------------       ------       -------------
Investment income and expenses:
Income (Note 1):
   Dividends Income ....................................     $ 1,509          $  9,207         $  4,756       $  6,330
                                                             -------          --------         --------       --------
Expenses (Note 3):
   Fees and administrative expenses ....................       1,055             4,263            6,453          2,360
                                                             -------          --------         --------       --------
NET INVESTMENT INCOME (LOSS) ...........................         454             4,944           (1,697)         3,970
                                                             -------          --------         --------       --------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 1):
   Net realized gain (loss) on investments .............      (3,854)           (9,426)          (8,094)        (1,846)
   Net unrealized appreciation
     (depreciation) of investments .....................      (5,731)          (43,702)         (56,667)       (19,505)
                                                             -------          --------         --------       --------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS ..........................      (9,585)          (53,128)         (64,761)       (21,351)
                                                             -------          --------         --------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...........................     $(9,131)         $(48,184)        $(66,458)      $(17,381)
                                                             =======          ========         ========       ========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                       STATEMENTS OF CHANGES IN NET ASSETS
                        For The Years Ended December 31,

                                                                              Investment Company
                                                 ---------------------------------------------------------------------------
                                                    Money Market Fund          All America Fund          Equity Index Fund
                                                 ---------------------     -----------------------    ----------------------
                                                   2002         2001          2002         2001         2002          2001
                                                 --------     --------     ---------    ----------    --------      --------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss) ...............  $  (194)     $    177     $  (3,437)   $   (8,617)   $  2,371      $ 13,351
   Net realized gain (loss) on investments ....      (59)          145      (169,223)     (127,019)    (29,652)      (18,048)
   Net unrealized appreciation (depreciation)
     of investments ...........................       32            33       (29,805)      (84,267)   (128,092)      (85,087)
                                                 -------      --------     ---------    ----------    --------      --------
Net Increase (Decrease) in net assets
   resulting from operations ..................     (221)          355      (202,465)     (219,903)   (155,373)      (89,784)
                                                 -------      --------     ---------    ----------    --------      --------
From Unit Transactions:
   Contributions ..............................    6,162         5,018       217,739       236,309     167,387       177,043
   Withdrawals ................................       --            (3)      (16,889)      (11,941)    (24,835)      (21,140)
   Net Transfers ..............................   (3,580)      (12,251)     (283,547)     (222,823)    (84,208)      (78,570)
                                                 -------      --------     ---------    ----------    --------      --------
Net Increase (Decrease) from unit
   transactions ...............................    2,582        (7,236)      (82,697)        1,545      58,344        77,333
                                                 -------      --------     ---------    ----------    --------      --------
NET INCREASE (DECREASE) IN NET ASSETS .........    2,361        (6,881)     (285,162)     (218,358)    (97,029)      (12,451)
NET ASSETS:
Beginning of Year .............................   11,469        18,350       873,831     1,092,189     628,387       640,838
                                                 -------      --------     ---------    ----------    --------      --------
End of Year ...................................  $13,830      $ 11,469     $ 588,669    $  873,831    $531,358      $628,387
                                                 =======      ========     =========    ==========    ========      ========


                                                                             Investment Company
                                                -----------------------------------------------------------------------------
                                                    Mid-Cap Equity
                                                      Index Fund                  Bond Fund               Short-Term Fund
                                                ----------------------      ----------------------     ----------------------
                                                  2002          2001         2002          2001         2002         2001
                                                --------      --------      --------      --------     -------       --------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income (loss) ..............  $  2,827      $  5,084      $  2,958      $  1,746     $    73       $    97
   Net realized gain (loss) on investments ...    (3,648)       (1,567)          (10)        5,042          26           344
   Net unrealized appreciation (depreciation)
     of investments ..........................   (66,897)       (4,663)         (880)        1,652          60           210
                                                --------      --------      --------      --------     -------       -------
Net Increase (Decrease) in net assets
resulting from operations ....................   (67,718)       (1,146)        2,068         8,440         159           651
                                                --------      --------      --------      --------     -------       -------
From Unit Transactions:
   Contributions .............................    81,883        68,513        19,937        16,147       1,842         1,433
                                                --------      --------      --------      --------     -------       -------
   Withdrawals ...............................        --            --        (2,139)           --      (1,318)           --
   Net Transfers .............................    (6,458)       20,322       (14,202)      (10,213)      1,430        (1,505)
                                                --------      --------      --------      --------     -------       -------
Net Increase (Decrease) from unit
   transactions ..............................    75,425        88,835         3,596         5,934       1,954           (72)
                                                --------      --------      --------      --------     -------       -------
NET INCREASE (DECREASE) IN NET ASSETS ........     7,707        87,689         5,664        14,374       2,113           579
NET ASSETS:
Beginning of Year ............................   343,399       255,710        44,614        30,240       4,652         4,073
                                                --------      --------      --------      --------     -------       -------
End of Year ..................................  $351,106      $343,399      $ 50,278      $ 44,614     $ 6,765       $ 4,652
                                                ========      ========      ========      ========     =======       =======

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                      STATEMENTS OF CHANGES IN NET ASSETS
                        For The Years Ended December 31,

                                                                              Investment Company
                                                  ----------------------------------------------------------------------------
                                                   Mid-Term Bond Fund            Composite Fund        Aggressive Equity Fund
                                                  ---------------------      ----------------------   ------------------------
                                                    2002          2001         2002          2001        2002           2001
                                                  -------        ------      --------     ---------   ---------      ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss) ................  $   757        $   52      $  2,853     $   5,880   $  (5,332)     $ (3,696)
   Net realized gain (loss) on investments .....      152           429       (12,203)     (141,751)    (37,331)      (70,817)
   Net unrealized appreciation (depreciation)
     of investments ............................      758           564        (6,952)       59,093     (72,629)       (8,638)
                                                  -------        ------      --------     ---------   ---------      --------
Net Increase (Decrease) in net assets resulting
   from operations .............................    1,667         1,045       (16,302)      (76,778)   (115,292)      (83,151)
                                                  -------        ------      --------     ---------   ---------      --------
From Unit Transactions:
   Contributions ...............................    7,259         4,103        71,185        74,637     107,413       116,320
   Withdrawals .................................       --            --        (2,405)      (14,972)    (43,154)      (11,657)
   Net Transfers ...............................   24,263          (874)      (55,672)        6,769     (47,475)       (8,348)
                                                  -------        ------      --------     ---------   ---------      --------
Net Increase (Decrease) from unit
   transactions ................................   31,522         3,229        13,108        66,434      16,784        96,315
                                                  -------        ------      --------     ---------   ---------      --------
NET INCREASE (DECREASE) IN NET ASSETS ..........   33,189         4,274        (3,194)      (10,344)    (98,508)       13,164
NET ASSETS:
Beginning of Year ..............................    8,682         4,408       169,448       179,792     496,849       483,685
                                                  -------        ------      --------     ---------   ---------      --------
End of Year ....................................  $41,871        $8,682      $166,254     $ 169,448   $ 398,341      $496,849
                                                  =======        ======      ========     =========   =========      ========


                                                                                    Scudder
                                                  ----------------------------------------------------------------------------
                                                        Bond Fund             Capital Growth Fund        International Fund
                                                  ---------------------     -----------------------    -----------------------
                                                    2002         2001          2002         2001         2002           2001
                                                  --------      -------     ---------     ---------    --------      ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss) ................  $   547       $   108     $  (4,517)    $ 108,309    $   (181)     $ 42,085
   Net realized gain (loss) on investments .....      (47)            7       (16,385)      (30,057)     (7,700)      (29,658)
   Net unrealized appreciation (depreciation)
     of investments ............................      270            96      (250,427)     (282,145)    (25,842)      (99,608)
                                                  -------       -------     ---------     ---------    --------      --------
Net Increase (Decrease) in net assets resulting
   from operations .............................      770           211      (271,329)     (203,893)    (33,723)      (87,181)
                                                  -------       -------     ---------     ---------    --------      --------
From Unit Transactions:
   Contributions ...............................    6,236         4,889       146,424       156,260      33,747        43,350
   Withdrawals .................................      (65)           --        (8,291)      (15,139)     (1,036)       (6,838)
   Net Transfers ...............................   (3,161)          755       (44,759)      (33,481)    (19,287)       (4,394)
                                                  -------       -------     ---------     ---------    --------      --------
Net Increase (Decrease) from unit
   transactions ................................    3,010         5,644        93,374       107,640      13,424        32,118
                                                  -------       -------     ---------     ---------    --------      --------
NET INCREASE (DECREASE) IN NET ASSETS ..........    3,780         5,855      (177,955)      (96,253)    (20,299)      (55,063)
NET ASSETS:
Beginning of Year ..............................   13,233         7,378       847,963       944,216     170,911       225,974
                                                  -------       -------     ---------     ---------    --------      --------
End of Year ....................................  $17,013       $13,233     $ 670,008     $ 847,963    $150,612      $170,911
                                                  =======       =======     =========     =========    ========      ========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                      STATEMENTS OF CHANGES IN NET ASSETS
                        For The Years Ended December 31,

                                                                         American Century                  Calvert
                                                                   -----------------------------------------------------
                                                                   VP Capital Appreciation Fund     Social Balanced Fund
                                                                   ----------------------------     --------------------
                                                                       2002           2001           2002         2001
                                                                     --------       --------       --------     --------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income .........................................   $ (1,170)      $ 51,441       $    454     $  2,821
   Net realized gain (loss) on investments .......................     (5,685)        (7,201)        (3,854)        (382)
   Net unrealized appreciation (depreciation) of investments .....    (22,407)       (95,007)        (5,731)      (7,829)
                                                                     --------       --------       --------     --------
Net Increase (Decrease) in net assets resulting from operations ..    (29,262)       (50,767)        (9,131)      (5,390)
                                                                     --------       --------       --------     --------
From Unit Transactions:
   Contributions .................................................     17,437         29,154         19,498       31,474
   Withdrawals ...................................................     (2,416)        (2,052)       (15,516)      (1,345)
   Net Transfers .................................................     (9,129)       (15,565)       (11,669)     (13,191)
                                                                     --------       --------       --------     --------
Net Increase (Decrease) from unit transactions ...................      5,892         11,537         (7,687)      16,938
                                                                     --------       --------       --------     --------
NET INCREASE (DECREASE) IN NET ASSETS ............................    (23,370)       (39,230)       (16,818)      11,548
NET ASSETS:
Beginning of Year ................................................    128,755        167,985         67,947       56,399
                                                                     --------       --------       --------     --------
End of Year ......................................................   $105,385       $128,755       $ 51,129     $ 67,947
                                                                     ========       ========       ========     ========

                                                                                    Fidelity
                                                  ----------------------------------------------------------------------------
                                                            VIP                      VIP II                     VIP III
                                                    Equity-Income Fund             Contra Fund            Asset Manager Fund
                                                  ----------------------      ----------------------    ----------------------
                                                    2002          2001         2002           2001        2002          2001
                                                  --------      --------      --------      --------    --------      --------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income (loss) ................  $  4,944      $  9,755      $ (1,697)     $ 12,514    $  3,970      $  2,117
   Net realized gain (loss) on investments .....    (9,426)         (713)       (8,094)       (5,076)     (1,846)         (929)
   Net unrealized appreciation (depreciation)
     of investments ............................   (43,702)      (25,221)      (56,667)      (84,779)    (19,505)       (6,085)
                                                  --------      --------      --------      --------    --------      --------
Net Increase (Decrease) in net assets resulting
   from operations .............................   (48,184)      (16,179)      (66,458)      (77,341)    (17,381)       (4,897)
                                                  --------      --------      --------      --------    --------      --------
From Unit Transactions:
   Contributions ...............................    78,073        84,184       123,050       153,766      25,695       132,102
   Withdrawals .................................   (23,725)       (9,999)      (12,209)       (9,098)     (1,610)       (8,671)
   Net Transfers ...............................   (48,738)      (38,115)      (61,426)      (42,979)    (21,228)      (20,811)
                                                  --------      --------      --------      --------    --------      --------
Net Increase (Decrease) from unit
   transactions ................................     5,610        36,070        49,415       101,689       2,857       102,620
                                                  --------      --------      --------      --------    --------      --------
NET INCREASE (DECREASE) IN NET ASSETS ..........   (42,574)       19,891       (17,043)       24,348     (14,524)       97,723
NET ASSETS:
Beginning of Year ..............................   243,305       223,414       590,786       566,438     173,863        76,140
                                                  --------      --------      --------      --------    --------      --------
End of Year ....................................  $200,731      $243,305      $573,743      $590,786    $159,339      $173,863
                                                  ========      ========      ========      ========    ========      ========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                              FINANCIAL HIGHLIGHTS

      Pursuant to the provisions of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"), disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements. The Guide requires the data be presented for fiscal years beginning after December 15, 2000. Consequently, the financial highlights section which follows limits the required disclosures to the years ended December 31, 2002 and 2001. Data shown for the preceding year representing the period from April 3, 2000 (commencement of operations) to December 31, 2000 was previously disclosed in the "Notes to Financial Statements -- Financial Highlights" following the financial statements.

                                                                    Investment Company
                                     ------------------------------------------------------------------------------------------
                                             Money Market                  All America                    Equity Index
                                     --------------------------   -----------------------------   -----------------------------
                                      Years Ended December 31,       Years Ended December 31,        Years Ended December 31,
                                     --------------------------   -----------------------------   -----------------------------
SELECTED PER UNIT AND
SUPPLEMENTARY DATA:                   2002      2001     2000*      2002       2001      2000*      2002       2001      2000*
---------------------                -------   -------   -----    --------   --------   -------   --------   --------   -------
Unit value, beginning of
  period/year .....................  $  2.28   $  2.22   $2.13    $   7.74   $   9.46   $ 10.97   $   2.67   $   3.07   $  3.48
                                     =======   =======   =====    ========   ========   =======   ========   ========   =======
Unit value, end of period/year ....  $  2.30   $  2.28   $2.22    $   5.96   $   7.74   $  9.46   $   2.06   $   2.67   $  3.07
                                     =======   =======   =====    ========   ========   =======   ========   ========   =======
Units outstanding, beginning
  of period/year (1) ..............    5,020     8,275             112,867    115,511              234,984    208,558
Units Issued (1) ..................    3,043     2,474              29,776     44,187               80,427     88,695
Units Redeemed (1) ................   (2,044)   (5,729)            (43,797)   (46,831)             (57,900)   (62,169)
                                     -------   -------            --------   --------             --------   --------
Units Outstanding, end of
  period/year .....................    6,019     5,020   8,275      98,846    112,867   115,511    257,511    234,984   208,558
                                     =======   =======   =====    ========   ========   =======   ========   ========   =======
Net Assets (1) ....................  $13,830   $11,469            $588,669   $873,831             $531,358   $628,387
                                     =======   =======            ========   ========             ========   ========
Expense Ratio (A)(1) ..............    0.90%     0.90%               0.90%      0.90%                0.90%      0.90%
                                     =======   =======            ========   ========             ========   ========
Investment Income Ratio (B)(1) ....     1.7%      3.8%                0.8%       0.4%                 1.6%       3.4%
                                     =======   =======            ========   ========             ========   ========
Total Return (C)(1) ...............     0.6%      3.0%              -23.1%     -18.1%               -22.8%     -13.0%
                                     =======   =======            ========   ========             ========   ========

                                                                     Investment Company
                                    ------------------------------------------------------------------------------------
                                         Mid-Cap Equity Index                 Bond                  Short-Term Bond
                                    -------------------------------  -------------------------  ------------------------
                                       Years Ended December 31,       Years Ended December 31,  Years Ended December 31,
SELECTED PER UNIT AND               -------------------------------  -------------------------  ------------------------
SUPPLEMENTARY DATA:                   2002       2001       2000*     2002      2001     2000*   2002     2001    2000*
---------------------               --------   --------    -------   -------   -------   -----  ------   ------   -----
Unit value, beginning of
  period/year ....................  $   1.25   $   1.28    $  1.25   $  3.57   $  3.31   $3.17  $ 1.46   $ 1.37   $1.30
                                    ========   ========    =======   =======   =======   =====  ======   ======   =====
Unit value, end of period/year ...  $   1.05   $   1.25    $  1.28   $  3.78   $  3.57   $3.31  $ 1.52   $ 1.46   $1.37
                                    ========   ========    =======   =======   =======   =====  ======   ======   =====
Units outstanding, beginning
  of period/year (1) .............   273,759    199,856               12,500     9,131           3,204    2,979
Units Issued (1) .................    87,067     99,881                7,469     8,286           2,617    1,947
Units Redeemed (1) ...............   (27,803)   (25,978)              (6,656)   (4,917)         (1,358)  (1,722)
                                    --------   --------              -------   -------          ------   ------
Units Outstanding, end of
  period/year ....................   333,023    273,759    199,856    13,313    12,500   9,131   4,463    3,204   2,979
                                    ========   ========    =======   =======   =======   =====  ======   ======   =====
Net Assets (1) ...................  $351,106   $343,399              $50,278   $44,614          $6,765   $4,652
                                    ========   ========              =======   =======   =====  ======   ======
Expense Ratio (A)(1) .............     0.90%      0.90%                0.90%     0.90%           0.90%    0.90%
                                    ========   ========              =======   =======   =====  ======   ======
Investment Income Ratio (B)(1) ...      1.8%       2.7%                 8.5%     10.2%            3.3%     5.5%
                                    ========   ========              =======   =======   =====  ======   ======
Total Return (C)(1) ..............    -16.0%      -2.0%                 5.8%      7.8%            4.1%     6.5%
                                    ========   ========              =======   =======   =====  ======   ======

----------
*     Commenced operations April 3, 2000.
(1) Data is presented for fiscal years beginning after December 15, 2000. (A) This ratio represents the annualized policy expenses of the Separate
      Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                        FINANCIAL HIGHLIGHTS (Continued)

                                                                   Investment Company
                                    -------------------------------------------------------------------------------------
                                        Mid-Term Bond Fund           Composite Fund           Aggressive Equity Fund
                                    ------------------------  ----------------------------  -----------------------------
                                     Years Ended December 31,    Years Ended December 31,     Years Ended December 31,
SELECTED PER UNIT AND               ------------------------  ----------------------------  -----------------------------
SUPPLEMENTARY DATA:                  2002      2001    2000*    2002       2001     2000*     2002       2001      2000*
---------------------               ------    ------   -----  --------   --------   -----   --------   --------   -------
Unit value, beginning of
  period/year ....................  $  1.51   $ 1.38   $1.34  $   4.87   $   5.52   $ 5.80  $   2.47   $   2.79   $  3.20
                                    =======   ======   =====  ========   ========   ======  ========   ========   =======
Unit value, end of period/year ...  $  1.64   $ 1.51   $1.38  $   4.46   $   4.87   $ 5.52  $   1.95   $   2.47   $  2.79
                                    =======   ======   =====  ========   ========   ======  ========   ========   =======
Units outstanding, beginning
of period/year (1) ...............    5,767    3,205            34,777     32,563            200,960    173,281
Units Issued (1) .................   24,344    4,689            16,351     22,937             50,916     59,555
Units Redeemed (1) ...............   (4,522)  (2,127)          (13,891)   (20,723)           (47,476)   (31,876)
                                    -------   ------          --------   --------           --------   --------
Units Outstanding, end of
  period/year ....................   25,589    5,767   3,205    37,237     34,777   32,563   204,400    200,960   173,281
                                    =======   ======   =====  ========   ========   ======  ========   ========   =======
Net Assets (1) ...................  $41,871   $8,682          $166,254   $169,448           $398,341   $496,849
                                    =======   ======          ========   ========           ========   ========
Expense Ratio (A)(1) .............    0.90%    0.90%             0.90%      0.90%              0.90%      0.90%
                                    =======   ======          ========   ========           ========   ========
Investment Income Ratio (B)(1) ...     5.4%     4.0%             -3.5%       7.6%                 --       0.5%
                                    =======   ======          ========   ========           ========   ========
Total Return (C)(1) ..............     8.7%     9.5%             -8.3%     -11.8%             -21.2%     -11.4%
                                    =======   ======          ========   ========           ========   ========

                                                                           Scudder
                                     ---------------------------------------------------------------------------------------
                                              Bond Fund                  Capital Growth                 International
                                       Years Ended December 31,     Years Ended December 31,      Years Ended December 31,
SELECTED PER UNIT AND                --------------------------  ----------------------------  -----------------------------
SUPPLEMENTARY DATA:                    2002      2001     2000*    2002       2001     2000*     2002       2001      2000*
---------------------                 ------   -------   ------  --------   --------   -----   --------   --------   -------
Unit value, beginning of
period/year .......................  $ 14.60   $ 13.94   $12.97  $  34.34   $  42.97   $49.54  $  13.72   $  20.02   $25.18
                                     =======   =======   ======  ========   ========   ======  ========   ========   ======
Unit value, end of period/year ....  $ 15.58   $ 14.60   $13.94  $  24.10   $  34.34   $42.97  $  11.10   $  13.72   $20.02
                                     =======   =======   ======  ========   ========   ======  ========   ========   ======
Units outstanding, beginning
of period/year (1) ................      906       529             24,693     21,974             12,459     11,288
Units Issued (1) ..................      591       638              5,272      4,923              2,838      3,714
Units Redeemed (1) ................     (405)     (261)            (2,164)    (2,204)            (1,725)    (2,543)
                                     -------   -------           --------   --------           --------   --------
Units Outstanding, end of
period/year .......................    1,092       906      529    27,801     24,693   21,974    13,572     12,459   11,288
                                     =======   =======   ======  ========   ========   ======  ========   ========   ======
Net Assets (1) ....................  $17,013   $13,233           $670,008   $847,963           $150,612   $170,911
                                     =======   =======           ========   ========           ========   ========
Expense Ratio (A) (1) .............    0.90%     0.90%              0.90%      0.90%              0.90%      0.90%
                                     =======   =======           ========   ========           ========   ========
Investment Income Ratio (B) (1) ...     6.1%      3.9%               0.3%      13.8%               0.8%      23.1%
                                     =======   =======           ========   ========           ========   ========
Total Return (C) (1) ..............     6.7%      4.8%             -29.8%     -20.1%             -19.1%     -31.5%
                                     =======   =======           ========   ========           ========   ========

----------
*     Commenced operations April 3, 2000.
(1) Data is presented for fiscal years beginning after December 15, 2000. (A) This ratio represents the annualized policy expenses of the Separate
      Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                        FINANCIAL HIGHLIGHTS (Concluded)

                                                              American Century                        Calvert
                                                     ---------------------------------     ---------------------------------
                                                           VP Capital Appreciation                 Social Balanced
                                                     ---------------------------------     ---------------------------------
                                                           Years Ended December 31,            Years Ended December 31,
SELECTED PER UNIT AND                                ---------------------------------     ---------------------------------
SUPPLEMENTARY DATA:                                    2002          2001       2000*       2002         2001          2000*
---------------------                                --------      --------     ------     -------      -------       ------
Unit value, beginning of period/year ..............  $  13.44      $  18.82     $20.62     $  2.98      $  3.23       $ 3.46
                                                     ========      ========     ======     =======      =======       ======
Unit value, end of period/year ....................  $  10.52      $  13.44     $18.82     $  2.59      $  2.98       $ 3.23
                                                     ========      ========     ======     =======      =======       ======
Units outstanding, beginning of period/year (1) ...     9,580         8,928                 22,799       17,452
Units Issued (1) ..................................     1,844         3,198                  6,840       11,598
Units Redeemed (1) ................................    (1,409)       (2,546)                (9,934)      (6,251)
                                                     --------      --------                -------      -------
Units Outstanding, end of period/year .............    10,015         9,580      8,928      19,705       22,799       17,452
                                                     ========      ========     ======     =======      =======       ======
Net Assets (1) ....................................  $105,385      $128,755                $51,129      $67,947
                                                     ========      ========                =======      =======
Expense Ratio (A)(1) ..............................     0.65%         0.70%                  0.90%        0.90%
                                                     ========      ========                =======      =======
Investment Income Ratio (B)(1) ....................        --         37.5%                   2.4%         6.2%
                                                     ========      ========                =======      =======
Total Return (C)(1) ...............................    -21.7%        -28.6%                 -12.9%        -7.8%
                                                     ========      ========                =======      =======

                                                                        Fidelity
                                  -----------------------------------------------------------------------------------------
                                               VIP                        VIP II                       VIP II Asset
                                  -----------------------------  ---------------------------   ----------------------------
                                        Equity-Income Fund             Contra Fund                     Manager Fund
                                  -----------------------------  ---------------------------   ----------------------------
SELECTED PER UNIT AND                Years Ended December 31,     Years Ended December 31,        Years Ended December 31,
SUPPLEMENTARY DATA:                 2002       2001      2000*    2002       2001     2000*      2002       2001      2000*
---------------------             --------   --------   ------  --------   --------   ------   --------   --------   ------
Unit value, beginning of
period/year ....................  $  32.63   $  34.61   $31.31  $  25.88   $  29.73   $33.78   $  23.91   $  25.14   $26.89
                                  ========   ========   ======  ========   ========   ======   ========   ========   ======
Unit value, end of period/year .  $  26.89   $  32.63   $34.61  $  23.27   $  25.88   $29.73   $  21.65   $  23.91   $25.14
                                  ========   ========   ======  ========   ========   ======   ========   ========   ======
Units outstanding, beginning
of period/year (1) .............     7,456      6,455             22,828     19,053               7,270      3,029
Units Issued (1) ...............     3,087      3,144              5,288      9,044               1,750      8,058
Units Redeemed (1) .............    (3,077)    (2,143)            (3,463)    (5,269)             (1,661)    (3,817)
                                  --------   --------           --------   --------            --------   --------
Units Outstanding, end of
period/year ....................     7,466      7,456    6,455    24,653     22,828   19,053      7,359      7,270    3,029
                                  ========   ========   ======  ========   ========   ======   ========   ========   ======
Net Assets  (1) ................  $200,731   $243,305           $573,743   $590,786            $159,339   $173,863
                                  ========   ========           ========   ========            ========   ========
Expense Ratio (A)(1) ...........     0.80%      0.80%              0.80%      0.80%               0.80%      0.80%
                                  ========   ========           ========   ========            ========   ========
Investment Income Ratio (B)(1) .      4.0%       6.2%               0.8%       3.3%                4.0%       3.3%
                                  ========   ========           ========   ========            ========   ========
Total Return (C)(1) ............    -17.6%      -5.7%             -10.1%     -12.9%               -9.5%      -4.9%
                                  ========   ========           ========   ========            ========   ========

----------
*     Commenced operations April 3, 2000.
(1) Data is presented for fiscal years beginning after December 15, 2000. (A) This ratio represents the annualized policy expenses of the Separate
      Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

      Separate Account No. 3 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on April 3, 2000 as a unit investment trust. On that date, the following Mutual of America Separate Account No. 3 funds became available as investment alternatives: Money Market Fund, All America Fund, Equity Index Fund, Mid-Cap Equity Index Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Composite Fund, Aggressive Equity Fund, Scudder Bond Fund, Scudder Capital Growth Fund, Scudder International Fund, American Century VP Capital
Appreciation Fund, Calvert Social Balanced Fund, Fidelity Investments Equity-Income, Contrafund and Asset Manager Funds. The Mutual of America Separate Account No. 3 funds invest in a corresponding fund of Mutual of America Investment Corporation ("Investment Company"), portfolios of Scudder Variable Series I ("Scudder"), fund of American Century Variable Portfolios Inc. ("American Century") a corresponding fund of Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert") and in corresponding portfolios of Fidelity Variable Insurance Products Funds (collectively, "Fidelity").

      Separate Account No. 3 was formed by the Company to support the operations of the Company's variable universal life insurance policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3's assets applicable to the policies will not be charged with liabilities arising out of any other business the Company may conduct.

      The  preparation of financial  statements  may require  management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

      The following is a summary of the significant accounting policies consistently followed by Separate Account No. 3, which are in conformity with accounting principles generally accepted in the United States:

      Investment Valuation -- Investments are made in shares of the Investment Company, Scudder, American Century, Calvert and Fidelity and are valued at the reported net asset values of the respective funds and portfolios. Such investments are referred to as "Underlying Funds" of Separate Account No. 3.

      Investment Income -- Dividend distributions made by the Underlying Funds, generally representing a distribution of their accumulated income and capital gains, are recognized as investment income on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 3 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate affect of the dividend paid to the Funds of Separate Account No. 3 has no impact on their respective unit values.

      Investment Transactions -- Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

      Federal Income Taxes -- Separate Account No. 3 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. INVESTMENTS

      The number of shares owned by Separate Account No. 3 and the respective net asset values (rounded to the nearest cent) per share at December 31, 2002 are as follows:

                                                          Number of    Net Asset
                                                           Shares        Value
                                                          ---------    --------
      Investment Company Funds:
         Money Market Fund: ...........................     11,656      $ 1.19
         All America Fund .............................    366,804        1.60
         Equity Index Fund ............................    344,331        1.54
         Mid-Cap Equity Index Fund ....................    362,727        0.97
         Bond Fund ....................................     39,399        1.27
         Short-Term Bond Fund .........................      6,446        1.05
         Mid-Term Bond Fund ...........................     42,883        0.98
         Composite Fund ...............................    136,273        1.22
         Aggressive Equity Fund .......................    320,534        1.24
      Scudder Portfolios:
         Bond Portfolio ...............................      2,471        6.98
         Capital Growth Portfolio-- Class "A" .........     58,008       11.54
         International Portfolio-- Class "A" ..........     23,133        6.52

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENTS (CONTINUED)
                                                          Number of    Net Asset
                                                            Shares       Value
                                                          ----------   ---------
      American Century VP Capital Appreciation Fund ....    17,846      $ 5.91
      Calvert Social Balanced Portfolio ................    34,274        1.50
      Fidelity Portfolios:
         Equity-Income-- "Initial" Class ...............    11,043       18.16
         Contrafund-- "Initial" Class ..................    31,696       18.10
         Asset Manager-- "Initial" Class ...............    12,470       12.75

3. EXPENSES

      Administrative Fees and Expenses and Cost of Insurance -- In connection with its administrative functions, the Company deducts daily charges at an annual rate of .40% (except for American Century for which the rate charged is ..15% (.20% prior to January 1, 2002) and each Fidelity fund, for which the rate is .30%) from the value of the net assets of each Fund. Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may also be deducted. The cost of insurance, to compensate the Company for life insurance coverage provided under the policies, is deducted monthly and reflected as net transfers in the accompanying financial statements.

      Mortality and Expense Risk Fees -- The Company assumes the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates; for this it deducts daily, a mortality risk charge, at an annual rate of .35%, from the value of the net assets of each Fund. An expense risk charge, deducted daily, at an annual rate of .15% from the value of the net assets of each Fund, compensates the Company for the risk that administrative expenses incurred will be greater than estimated.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of Mutual of America Life Insurance Company and
   Contract Owners of Mutual of America Separate Account No. 3:

      We have audited the accompanying statement of assets and liabilities of Mutual of America Separate Account No. 3 (comprised of the sub-accounts listed in note 1) (collectively, "the Separate Account") as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statements of changes in net assets for the year ended December 31, 2001 and financial highlights of the Separate Account for the year ended December 31, 2001 and the period April 3, 2000 (commencement of operations) to December 31, 2000 were audited by other auditors who have ceased operations and whose report thereon dated February 20, 2002, expressed an unqualified opinion on those statements.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the Separate Account as of December 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP


New York, New York
February 21, 2003

                          INDEPENDENT AUDITORS' REPORT


To the Mutual of America Life Insurance Company:

      We have audited the accompanying consolidated statutory statement of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2002, and the related consolidated statutory statements of operations and surplus, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      The consolidated statutory financial statements of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2001 and for the year then ended were audited by other auditors who have ceased operations. Those auditors, in their report dated February 20, 2002, expressed an unqualified opinion on those statutory consolidated financial statements prepared in accordance with accounting practices prescribed or permitted by the State of New York Insurance Department (refer to Note 1). Also, those auditors expressed an opinion that those financial statements did not present fairly, in conformity with accounting principles generally accepted in the Unites States of America, the consolidated financial position of the Company and its subsidiaries at December 31, 2001, or the results of their operations or their cash flows for the year then ended.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      As described in Note 1 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, whose practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such statutory accounting practices and accounting principles generally accepted in the United States of America are described in Note 9.

      In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2002 or the results of their operations or their cash flows for the year then ended.

      Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2002, and the results of their operations and their cash flows for the year then ended, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

      As described in Notes 1 and 7 to the consolidated financial statements, effective January 1, 2002, the State of New York Insurance Department amended Regulation No. 172 to adopt deferred income tax accounting practices.
Consequently, effective January 1, 2002, the Company changed its method of accounting for income taxes.

KPMG LLP

New York, New York
March 20, 2003

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                           DECEMBER 31, 2002 AND 2001

                                                    2002             2001
                                               --------------   ---------------
ASSETS
General account assets
   Bonds and notes .........................   $5,372,112,949   $ 5,074,639,000
   Common stocks ...........................      247,630,639       306,290,963
   Preferred stocks ........................       28,272,107        32,655,724
   Cash and short-term investments .........       24,837,752        93,481,004
   Guaranteed funds transferable ...........       82,349,774        87,585,029
   Mortgage loans ..........................       11,332,624        14,297,862
   Real estate .............................      298,221,328       306,017,110
   Policy loans ............................       91,894,313        95,710,292
   Other invested assets ...................        3,677,708         5,109,832
   Investment income accrued ...............       91,619,716        98,558,522
Deferred federal income taxes ..............       28,607,637                --
   Other assets ............................       27,507,128        43,544,240
                                               --------------   ---------------
        Total general account assets .......    6,308,063,675     6,157,889,578

Separate account assets ....................    3,635,515,227     4,264,641,199
                                               --------------   ---------------
TOTAL ASSETS ...............................   $9,943,578,902   $10,422,530,777
                                               ==============   ===============

LIABILITIES AND SURPLUS
General account liabilities
   Insurance and annuity reserves ..........   $5,457,354,841   $ 5,238,420,552
   Other contractholders liabilities
   and reserves ............................        7,714,822         8,367,603
   Interest maintenance reserve ............      179,604,702       166,486,579
   Other liabilities .......................       73,052,542        82,278,950
                                               --------------   ---------------
        Total general account liabilities ..    5,717,726,907     5,495,553,684

Separate account reserves and other
   liabilities .............................    3,635,515,227     4,264,641,199
                                               --------------   ---------------
        Total liabilities ..................    9,353,242,134     9,760,194,883
                                               --------------   ---------------
Asset valuation reserve ....................       23,175,280        43,569,072
                                               --------------   ---------------
SURPLUS
   Assigned surplus ........................        1,150,000         1,150,000
   Unassigned surplus ......................      566,011,488       617,616,822
                                               --------------   ---------------
        Total surplus ......................      567,161,488       618,766,822
                                               --------------   ---------------
TOTAL LIABILITIES AND SURPLUS ..............   $9,943,578,902   $10,422,530,777
                                               ==============   ===============

          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF OPERATIONS AND SURPLUS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                    2002               2001
                                                -------------     -------------
INCOME
   Premium and annuity considerations ........  $ 991,120,650     $ 918,397,077
   Life and disability insurance premiums ....     21,558,192        21,303,824
                                                -------------     -------------
        Total considerations and premiums ....  1,012,678,842       939,700,901
   Separate account investment and
        administration fees ..................     36,426,723        40,994,077
   Net investment income .....................    404,969,987       402,111,445
   Other, net ................................      1,670,442         1,750,420
                                                -------------     -------------
        Total income .........................  1,455,745,994     1,384,556,843
                                                -------------     -------------
DEDUCTIONS
   Change in insurance and annuity
      reserves ...............................    325,043,233       280,359,398
   Annuity and surrender benefits ............    911,601,005       908,408,550
   Death and disability benefits .............     14,937,835        14,108,552
   Operating expenses ........................    144,204,244       149,160,677
                                                -------------     -------------
        Total deductions .....................  1,395,786,317     1,352,037,177
                                                -------------     -------------
        Net gain before dividends ............     59,959,677        32,519,666

Dividends to contractholders and
      policyholders ..........................       (166,432)          (72,104)
                                                -------------     -------------
        Net gain from operations .............     59,793,245        32,447,562

Federal income tax benefit ...................      3,295,525         1,689,029

Net realized capital (losses) gains ..........    (56,402,229)       41,063,729
                                                -------------     -------------
        Net income ...........................      6,686,541        75,200,320

SURPLUS TRANSACTIONS
   Change in:
     Asset valuation reserve .................     20,393,792        26,847,433
     Unrealized capital losses, net
        (Note 1) .............................    (68,856,825)     (123,623,120)
     Non-admitted assets and other, net ......    (24,662,479)      (13,092,712)
     Net deferred income tax asset ...........      8,884,779                --
     Minimum pension liability ...............    (13,774,000)               --
     Cumulative effect of a change in
        accounting principles (Note 1) .......     19,722,858        (8,868,196)
                                                -------------     -------------
        Net change in surplus ................    (51,605,334)      (43,536,275)

SURPLUS
   Beginning of year .........................    618,766,822       662,303,097
   End of year ...............................  $ 567,161,488     $ 618,766,822
                                                =============     =============

          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                   2002               2001
                                               --------------   ---------------
CASH PROVIDED
   Premium and annuity funds received .......  $1,009,060,674     $ 940,378,151
   Investment income received ...............     391,601,154       346,698,519
   Expense allowance on reinsurance ceded ...        (967,475)       (1,414,240)
   Separate account investment and
        administrative fees .................      36,426,723        40,994,077
   Other, net ...............................       2,613,189         3,245,167
                                               --------------     -------------
        Total receipts ......................   1,438,734,265     1,329,901,674
                                               --------------     -------------
   Benefits paid ............................     989,745,246       981,999,172
   Insurance and operating expenses paid ....     157,484,021       152,160,356
   Net transfers to (from) separate accounts        9,522,077       (42,189,083)
                                               --------------     -------------
        Total payments ......................   1,156,751,344     1,091,970,445
                                               --------------     -------------
        Net cash provided by operations .....     281,982,921       237,931,229

   Proceeds from long-term investments sold,
        matured or repaid ...................   3,687,679,467     2,523,177,222
   Other, net ...............................      35,638,772       171,475,780
                                               --------------     -------------
        Total cash provided .................   4,005,301,160     2,932,584,231
                                               --------------     -------------
CASH APPLIED
   Cost of long-term investments acquired ...   3,970,542,289     2,844,750,231
   Other, net ...............................     103,402,123       294,367,382
                                               --------------     -------------
        Total cash applied ..................   4,073,944,412     3,139,117,613
                                               --------------     -------------
        Net change in cash and short-term
           investments ......................     (68,643,252)     (206,533,382)

CASH AND SHORT-TERM INVESTMENTS
   Beginning of year ........................      93,481,004       300,014,386
                                               --------------     -------------
   End of year ..............................  $   24,837,752     $  93,481,004
                                               ==============     =============

          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

      The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

      Mutual of America  provides  retirement and employee  benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The principal insurance company in the group is licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

      In February 2001 the Company sold the holding company that owned a former insurance subsidiary, the American Life Insurance Company of New York ("American Life"), after assuming virtually all of American Life's in-force business and terminating a reinsurance agreement that was in effect between the Company and American Life under which the Company recaptured $641.0 million of insurance and annuity reserves. The Company realized a gain on the sale of the holding company of $13.5 million.

Basis of Presentation

      The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The variances between such practices and GAAP and the effects on the accompanying financial statements are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

      The National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification") with an effective date of January 1, 2001. The New York Department issued Regulation No. 172 ("Regulation No. 172"), effective January 1, 2001, which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Effective January 1, 2002, the New York Department amended Regulation No. 172 whereby certain provisions of codification which were not adopted by the New York Department effective January 1, 2001 became the prescribed basis of accounting for its domestic insurers as of January 1, 2002. All changes required by New York Regulation No. 172, as amended, are reflected in the accompanying consolidated financial statements.

      Regulation No. 172 requires the cumulative effect of a change in accounting principle to be reported as an adjustment to unassigned surplus in the period the change becomes effective. The cumulative effect is the difference between the amount of surplus reported at the beginning of the year and the amount of surplus that would have been reported at that date had the new accounting principles been applied retroactively for all prior periods. The cumulative effect of the required changes in accounting principles, as more fully discussed below, was to increase unassigned surplus by $19.7 million as of January 1, 2002 and to reduce unassigned surplus by $8.9 million as of January 1, 2001.

      The change in accounting principle that became effective January 1, 2002 relates to the accounting treatment of deferred income tax assets and liabilities. The new accounting treatment for income taxes requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and statutory reporting bases of assets and liabilities. Net deferred tax assets can only be recorded as an admitted asset to the extent that such an amount will be realized within one year. Furthermore, changes in net deferred tax assets and liabilities are recorded directly to unassigned surplus.

      The accounting principle changes that became effective on January 1, 2001 relate principally to the accounting treatment of premium and benefit transactions for Guaranteed Investment Contracts ("GIC") and Single Premium Immediate Annuity

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

("SPIA") Contracts (Lotteries and Structured Settlements) not involving Life contingencies, and the accounting treatment of certain bonds. The new accounting treatment for GIC and SPIA contracts requires that all premium and benefit transactions be accounted for as a direct increase or decrease to the reserve liability and are not recorded in the statement of operations.

      Regulation No. 172 further clarified that the yield to worst amortization method must be used for all callable bonds purchased at a premium regardless of their call features (and likelihood of being called). The cumulative effect of this change in accounting principles resulted in a charge to surplus of $8.9 million, effective as of January 1, 2001.

      Regulation No. 172 also established new accounting principles for bonds that have become other than temporarily impaired. Effective January 1, 2001, several bond investments that were previously written down by $71.9 million as of December 31, 2000 and recognized as unrealized losses in the Company's surplus were recorded as realized investment losses in accordance with the impairment guidelines set forth in the new accounting regulations. This change in accounting principles had no effect on the Company's consolidated statutory surplus as of January 1, 2001.

      The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

Asset Valuations

      Bonds, Notes and Short-Term Investments -- Investment valuations are prescribed by the NAIC. Bonds qualifying for amortization are stated at amortized cost. Short-term investments are stated at cost which approximates fair value. Bonds where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost are carried at NAIC market value. Temporary unrealized losses related to the valuation of these non-investment grade bonds are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews all of its non-investment grade bonds for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer.

      Common and Preferred Stocks -- Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews certain of its equity investments for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer. Preferred stock is carried at cost.

      Guaranteed Funds Transferable -- Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America.

      Mortgage Loans -- Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. During 2002 and 2001 losses of $2.0 million and $2.5 million respectively, were incurred.

      Real Estate -- Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $69.7 million and $59.8 million in 2002 and 2001, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

      Policy Loans -- Policy loans are stated at the unpaid principal balance of the loan.

      Other Assets -- Certain other assets, such as net deferred income tax assets in 2002 not expected to be realized within one year, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and excluded from the consolidated statements of financial condition.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

Insurance and Annuity Reserves

      Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 7.50%), which meet or exceed statutory requirements.

      Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various interest rates, which, during 2002 and 2001, averaged 4.15% and 5.23%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

Interest Maintenance and Asset Valuation Reserves

      Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

      An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the issuer are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

      Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's consolidated statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the level of administrative services provided. During both 2002 and 2001, such charges were equal to approximately .90% of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statement of operations.

      Investments held in the Separate Accounts are stated at market value. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts.

Premiums and Annuity Considerations

      Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

Investment Income and Expenses

      General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

Dividends

      Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

2. INVESTMENTS

Valuation

      The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2002 and 2001 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

                                                    Gross Unrealized      NAIC
                                        Statement   ----------------     Market
December 31, 2002 (in millions)           Value     Gains     Losses      Value
-------------------------------         ---------   -----     ------     ------
Fixed maturities:
U.S. Treasury securities and
   obligations of U.S.
   Government corporations
      and agencies ...................  $2,828.5   $ 23.2      $  --    $2,851.7
Obligations of states and political
      subdivisions ...................      13.5       .1         --        13.6
Debt securities issued by foreign
      governments ....................      49.5      4.9         --        54.4
Corporate securities .................   2,494.1     72.8       74.5     2,492.4
                                        --------   ------      -----    --------
        Total ........................  $5,385.6   $101.0      $74.5    $5,412.1
                                        ========   ======      =====    ========

                                                    Gross Unrealized      NAIC
                                        Statement   ----------------     Market
December 31, 2001 (in millions)           Value     Gains     Losses      Value
-------------------------------         ---------   -----     ------     ------
Fixed maturities:
U.S. Treasury securities and
   obligations of U.S.
   Government corporations and
      agencies ........................ $2,374.0    $ 3.4       $ .7    $2,376.7
Obligations of states and political
      subdivisions ....................     13.1       --         --        13.1
Debt securities issued by foreign
      governments .....................     52.1      1.0         .2        52.9
Corporate securities ..................  2,745.6     36.4       82.0     2,700.0
                                        --------    -----      -----    --------
        Total ......................... $5,184.8    $40.8      $82.9    $5,142.7
                                        ========    =====      =====    ========

      Short-term fixed maturity securities with a statement value and NAIC market value of $13.5 million and $110.2 million at December 31, 2002 and 2001, respectively, are included in the above tables. At both December 31, 2002, and 2001 the Company had $3.3 million (par value $3.3 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

      At December 31, 2002 and 2001 net unrealized appreciation (depreciation) reflected in surplus consisted of the following:

December 31 (in millions)                             2002      2001     Change
-------------------------                             ----      ----     ------
Equity securities (common and preferred stock) ...   $(123.2)   $(69.7)  $(53.5)
Bonds and notes ..................................     (62.9)    (48.6)   (14.3)
Other invested assets ............................      (1.1)       --     (1.1)
                                                     -------    ------   ------
    Net unrealized (depreciation) appreciation ...   $(187.2)  $(118.3)  $(68.9)
                                                     =======   =======   ======

      The unrealized depreciation related to the Company's bond and common equity portfolios increased by $14.3 million and $53.5 million, respectively during the year as shown above.

      Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2002 and 2001 were as follows:

December 31 (in millions)                                     2002        2001
-------------------------                                     ----        ----
Bonds and notes .........................................    $(43.4)     $(7.4)
Equity securities (common and preferred stock) ..........     (11.0)      37.5
Mortgages ...............................................      (2.0)      (2.5)
Sale of American Life ...................................        --       13.5
                                                             ------      -----
        Net realized capital gains (losses) .............    $(56.4)     $41.1
                                                             ======      =====

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

      The realized capital losses shown above for bonds and equities securities include $29.1 million and $6.7 million, respectively, of other than temporary impairment losses recorded during 2002. The bond losses arise primarily from the unprecedented record number of investment-grade corporate bond defaults during 2002. Losses on mortgage loans deemed to be other than temporarily impaired amounted to $2.0 million and $2.5 million in 2002 and 2001, respectively, and are included in the table shown above.

Maturities

      The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2002 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

                                                      Statement     NAIC Market
December 31, 2002 (in millions)                         Value          Value
-------------------------------                         -----          -----
Due in one year or less .............................   $ 565.8       $ 568.5
Due after one year through five years ...............   2,526.8       2,539.2
Due after five years through ten years ..............     928.9         933.5
Due after ten years .................................   1,364.1       1,370.9
                                                       --------      --------
        Total .......................................  $5,385.6      $5,412.1
                                                       ========      ========

Realized Investment Gains

     Sales of fixed maturity securities were as follows:

December 31 (in millions)                                2002          2001
-------------------------                                ----          ----
Fixed maturity securities
   Proceeds .........................................  $3,265.8      $2,240.6
   Gross realized gains .............................      36.4          45.9
   Gross realized losses ............................       6.3          20.5

      Sales of investments in fixed maturity securities resulted in $30.1 million and $25.4 million, respectively, of net gains being accumulated in IMR in 2002 and 2001, respectively. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2002 and 2001, $17.0 million and $16.1 million, respectively, of the IMR was amortized and included in net investment income.

3. GUARANTEED FUNDS TRANSFERABLE

      In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by the former reinsurer and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

      The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $82.4 million and $87.6 million at December 31, 2002 and 2001, respectively. The actual interest and other allocated investment earnings on these funds amounted to $7.1 million and $7.2 million in 2002 and 2001, respectively, and are included in net investment income.

4. REAL ESTATE

      Real  estate  consists  primarily  of an office  building  that  Mutual of
America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $5.2 million in both 2002 and 2001.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

5. PENSION PLAN AND POSTRETIREMENT BENEFITS

Pension Benefit and Other Benefit Plans

      The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.

      The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service, with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

      The components of net periodic benefit costs are as follows:

                                            Pension Benefits      Other Benefits
December 31, (in millions)                  2002        2001     2002       2001
--------------------------                  ----        ----     ----       ----
Service cost .............................  $ 7.0       $ 6.5    $1.0       $ .8
Interest cost on PBO .....................    9.2         8.3     1.8        1.6
Expected return on plan assets ...........  (12.0)      (10.2)     --         --
Amortization of initial net asset ........     --         (.1)     --         --
Amortization of unrecognized net loss ....    4.2         3.3      .3         .2
                                            -----       -----    ----       ----
Net benefit expense ......................  $ 8.4       $ 7.8    $3.1       $2.6
                                            -----       -----    ----       ----

      The change in the projected benefit obligation and plan assets are as follows:

                                                 Pension Benefits       Other Benefits
                                                ------------------     ----------------
December 31, (in millions)                       2002        2001      2002        2001
Change in Projected Benefit Obligation (PBO):
PBO, beginning of year: ....................... $119.3      $105.1    $ 24.0      $20.4
Service cost ..................................    7.0         6.5       1.0         .8
Interest cost .................................    9.2         8.3       1.8        1.6
Plan amendment ................................     .1          --        --         --
Change in assumptions .........................   29.9          .9       7.0        2.3
Actuarial loss (gain) .........................     .5          .3       (.7)       (.3)
Benefits and expenses paid ....................   (4.4)       (1.8)     (1.1)       (.8)
                                                ------      ------    ------     ------
PBO, end of year .............................. $161.6      $119.3     $ 32.0     $ 24.0
                                                ======      ======    ======     ======
Change in Plan Assets:
Plan assets, beginning of year ................ $ 93.8      $ 89.0    $   --     $   --
Employer contributions ........................   24.0        12.5        --         --
Return on plan assets .........................  (11.4)       (5.9)       --         --
Benefits and expenses paid ....................   (4.4)       (1.8)       --         --
                                                ------      ------    ------     ------
Plan assets, end of year ......................  102.0        93.8        --         --
                                                ------      ------    ------     ------
Plan assets (lower than) in excess of PBO ..... $(59.6)     $(25.5)   $(32.0)    $(24.0)
                                                ======      ======    ======     ======

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

      At December 31, 2002 all of the qualified pension plan assets are invested in one of the Company's Separate Accounts (consisting primarily of equity securities) and participation in certain other funds managed by outside investment advisors. For financial reporting purposes, the prepaid benefit cost at December 31, 2002 and 2001, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:

                                                    Pension Benefits        Other Benefits
                                                   ------------------      ----------------
December 31, (in millions)                          2002        2001        2002       2001
--------------------------                          ----        ----        ----       ----
Plan assets (lower than) in excess of PBO .......  $(59.6)     $(25.5)     $(32.0)    $(24.0)
Unrecognized prior service cost .................     2.3         2.5          --         --
Unrecognized net loss from past experience
   different from that assumed ..................   101.0        51.0        12.9        6.8
                                                   ------       -----      ------     ------
Prepaid (accrued) benefit cost, end of year .....  $ 43.7       $28.0      $(19.1)    $(17.2)
                                                   ======       =====      ======     ======

      The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $77.1 million and $71.1 million at December 31, 2002 and 2001, respectively. The actuarial present value of accumulated benefits for the qualified pension plan was $90.9 million and $56.3 million at December 31, 2002 and 2001, respectively. At December 31, 2002 the accumulated benefit obligation for the defined benefit pension plan exceeded the fair value of plan assets by $13.8 million. As such, the Company recorded an additional minimum liability of $13.8 million. This additional liability was reflected as a direct reduction of the Company's surplus as permitted by the State of New York Insurance Department. At December 31, 2001, this fair value of plan assets was greater than the accumulated benefit obligation. During 2002 and 2001, the Company made contributions to the qualified plan of $22.0 million and $9.5 million, respectively.

      The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

                                              Pension Benefits   Other Benefits
                                             ------------------  ---------------
Weighted average assumptions at December 31   2002      2001     2002      2001
-------------------------------------------   ----      ----     ----      ----
Discount rate ..............................  6.50%      7.50%   6.50%     7.50%
Rate of compensation increase ..............  4.00%      4.00%   4.00%     4.00%
                                                                 ----      ----
Expected return on plan assets ............. 10.50%     10.50%
                                             -----      -----

      The health care cost trend rate assumption has an effect on the amounts reported. For example, increasing the assumed health care cost trend rate by one percentage point in each year would increase the accumulated postretirement obligation for the plan as of December 31, 2002 by $5.5 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2002 by $.7 million.

Savings and Other Incentive Plans

      All employees may participate in a Company sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $1.9 million in 2002 and 2001, respectively. The Company also has a long-term performance based incentive compensation plan for certain employees. Shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios. The accrued compensation liability under this plan decreased by $4.6 million during 2002 and $2.5 million during 2001.

6. COMMITMENTS AND CONTINGENCIES

      Rental expenses were $20.4 million and $19.2 million in 2002 and 2001, respectively. The approximate minimum rental commitments under noncancelable operating leases are as follows: $3.5 million in 2003, $2.9 million in 2004, $2.1 million in 2005, $1.4 million in 2006, $.9 million in 2007, and $1.2 million thereafter. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

      The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits as well as other contingencies will not have a material adverse affect on the Company's consolidated financial statements.

7. FEDERAL INCOME TAXES

      Mutual of America's pension business was exempt from federal income taxation under Sec.501(a) of the Internal Revenue Code ("Code") through 1997. Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return.

      Effective January 1, 2002, Regulation No. 172 was amended to adopt certain deferred income tax accounting principles as the prescribed basis of accounting for New York domiciled insurers. Regulation No. 172 requires that the cumulative effect of changes in accounting principles be reported as an adjustment to surplus in the period that the change in accounting principle becomes effective. The cumulative effect is the difference between the amount of surplus as of the effective date of the change and the amount of surplus that would have been reported at that date if the new accounting principle had been retroactively applied for all periods. The effect of this change in accounting principle was to increase surplus by $19.7 million as of January 1, 2002.

      The new accounting treatment for income taxes requires that a deferred tax asset or liability be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in deferred tax assets and liabilities must be recorded as a separate component of gains and losses in surplus. Furthermore, net deferred tax assets can only be recorded as an admitted asset to the extent that such an amount will be realized within one year.

      The components of the net deferred tax asset recognized in the Company's consolidated statement of financial condition are as follows:

                                            December 31, 2002   January 1, 2002
                                            -----------------   ---------------
                                                     (in millions)
Total of gross deferred tax assets ........      $424.2            $392.3
Total of deferred tax liabilities .........       (20.3)            (12.4)
                                                 ------            ------
Net deferred tax asset ....................       403.9             379.9
Deferred tax asset non-admitted ...........      (375.3)           (360.2)
                                                 ------            ------
Net admitted deferred tax asset ...........      $ 28.6            $ 19.7
                                                 ======            ======

      As shown above, the admitted deferred tax asset increased by $8.9 million during 2002. The tax effects of temporary differences that give rise to a significant portion of the deferred tax assets and deferred tax liabilities arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts and realized capital gains and losses on investment transactions. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As a result of the transition rules under the Code that accompanied Mutual of America's change in tax status and the differing treatment accorded to assets, liabilities, insurance and annuity reserves and contracts, and realized capital gains and losses, the federal income tax provision that would be expected by applying the statutory rate of 35 % to net gain from operations is reduced to zero.

      The federal income tax benefits of $3.3 million and $1.7 million in 2002 and 2001, respectively, arise solely from the operating results of the Company's non-insurance subsidiaries.

      At December 31, 2002, Mutual of America Life Insurance Company and Subsidiaries had net operating loss carry forwards of approximately $134.3 million expiring at various dates between 2013 and 2023, and capital loss carry forwards of $43.2 million expiring in 2006 and 2007.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were as follows:

                                                       Statement      Estimated
December 31, 2002 (in millions)                          Value        Fair Value
---------------------------------                      ---------      ----------

ASSETS
------
Bonds and notes ..............................         $5,372.1         $5,398.6
Common stocks ................................            247.6            247.6
Preferred stocks .............................             28.3             28.3
Cash and short-term investments ..............             24.8             24.8
Guaranteed funds transferable ................             82.3             82.9
Mortgage loans ...............................             11.3             11.8
Policy loans .................................             91.9             91.9

LIABILITIES
-----------
Insurance and annuity reserves ...............         $5,457.4         $5,721.3
                                                       --------         --------

                                                      Statement        Estimated
December 31, 2001 (in millions)                         Value         Fair Value
---------------------------------                      --------       ----------

ASSETS
------
Bonds and notes ..............................         $5,074.6         $5,032.5
Common stocks ................................            306.3            306.3
Preferred stocks .............................             32.7             32.7
Cash and short-term investments ..............             93.5             93.5
Guaranteed funds transferable ................             87.6             88.4
Mortgage loans ...............................             14.3             13.8
Policy loans .................................             95.7             95.7

LIABILITIES
-----------
Insurance and annuity reserves ...............         $5,238.4         $5,352.0
                                                       --------         --------

      Fixed Maturities and Equity Securities -- Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

      Cash and Short-Term Investments -- The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

      Mortgage Loans -- Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

      Policy Loans -- The majority of policy loans are issued with variable interest rates which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

      Insurance and Annuity Reserves -- Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

      The fair value of annuity contracts (approximately $1.4 billion and $1.3 billion at December 31, 2002 and 2001, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 4.62% and 5.71% were used at December 31, 2002 and 2001, respectively.

9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS

      The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting") which practices differ from GAAP. The variances between such practices and GAAP and the effects on the accompanying financial statements follow:

Asset Valuations and Investment Income Recognition

      GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

      Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

      A general formula-based Asset Valuation Reserve (AVR) is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.

      Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

Policy Acquisition Costs

      Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred as required under statutory accounting.

Insurance and Annuity Reserves

      Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience. Premium Recognition

      Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

      GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. During 2002, statutory accounting adopted similar accounting principles except that deferred income tax assets are recognized for statutory accounting only to the extent that they can be utilized within one year, whereas for GAAP all such assets are recognized regardless of when they will be utilized and all changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to equity for statutory accounting purposes. Prior to 2002, deferred income tax accounting principles were not followed for statutory accounting purposes.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

      The tables that follow provide a reconciliation of the 2002 and 2001 statutory financial results reflected in the accompanying financial statements to a GAAP basis:

Reconciliation of Statutory to GAAP Surplus (in millions)      2002       2001
---------------------------------------------------------      ----       ----
Statutory Surplus .......................................   $  567.2   $  618.8
   Market value adjustment related to AFS bonds and notes      145.2      (36.1)
   Realized capital gains ...............................      179.2      198.2
   AVR ..................................................       23.2       43.6
   Deferred policy acquisition costs ....................       62.3       49.4
   Policy reserve adjustments ...........................      (12.8)     (11.2)
   Non-admitted assets ..................................       70.3       45.9
Federal income taxes ....................................      181.6      272.2
   Other ................................................       --          2.2
                                                            --------   --------
GAAP Equity .............................................   $1,216.2   $1,183.0
                                                            --------   --------

Reconciliation of Statutory to GAAP Net Income (in millions)    2002       2001
------------------------------------------------------------ -------    -------

Statutory Net Income ....................................... $   6.7    $  75.2
   Investment income adjustments ...........................   (24.5)     (12.7)
   Realized capital gains (losses) .........................    15.0      (87.8)
   Policy reserve adjustments ..............................    (2.0)      19.0
   Deferred policy acquisition costs .......................    13.6        3.0
   Deferred income taxes ...................................    (8.4)       (.3)
   Other ...................................................     (.2)       (.1)
                                                             -------    -------
GAAP Net Income (Loss) ..................................... $    .2(1) $  (3.7)
                                                             -------    -------

Reconciliation of GAAP to Statutory Premiums (in millions)     2002       2001
----------------------------------------------------------   --------   --------
GAAP Premium Income ......................................   $   49.4   $   48.9

   Premiums from investment contracts ....................      963.3      890.8
                                                             --------   --------
Statutory Premium Income .................................   $1,012.7   $  939.7
                                                             ========   ========

----------
(1)  These  balances  include   insignificant  amounts  related  to  prior  year
investment transactions.

                           PRIOR INDEPENDENT AUDITORS

Prior to 2002, the financial statements of Separate Account No. 3 and Mutual of America Life Insurance Company ("Mutual of America") were audited by Arthur Andersen LLP ("Arthur Andersen"), which has ceased operations. As a result, Arthur Andersen has not reissued its reports on Separate Account No. 3's and Mutual of America's financial statements for the year ended December 31, 2001 (the "2001 financial statements"). Arthur Andersen consented to the inclusion in Separate Account No. 3's Prospectus dated May 1, 2002, of its audit reports on the 2001 financial statements. Those reports are set forth below.

Because Arthur Andersen has ceased operations, Separate Account No. 3 and Mutual of America are not able to obtain Arthur Andersen's updated written consent to the inclusion in this Registration Statement of Arthur Andersen's audit reports on the 2001 financial statements. In these circumstances, Rule 437a of the Securities Act of 1933 (the "1933 Act") permits omission of Arthur Andersen's updated consent from this Registration Statement.

The absence of Arthur Andersen's consent to the inclusion in this Statement of Additional Information of its previously issued reports on the 2001 financial statements may limit the ability of Policyowners to recover against Arthur Andersen under Section 11(a) of the 1933 Act in the event the 2001 financial statements contain an untrue statement of a material fact or omit to state a material fact required to be stated therein.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Mutual of America Insurance Company of New York:

      We have audited the accompanying statement of assets and liabilities of Mutual of America Separate Account No. 3 as of December 31, 2001, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the statement of changes in net assets and the financial highlights for the period April 3, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 3 as of December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the year then ended and the changes in its net assets and the financial highlights for the period April 3, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/ Arthur Andersen LLP

New York, New York
February 20, 2002

This is a copy of a report previously issued by Arthur Andersen LLP, which has ceased operations.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Mutual of America Life Insurance Company:

      We have audited the accompanying consolidated statements of financial condition of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of operations and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      As described in Note 1, these financial statements were prepared in conformity with the accounting practices prescribed or permitted by the State of New York Insurance Department. Such practices differ from accounting principles generally accepted in the United States of America. The variances between such practices and accounting principles generally accepted in the United States of America and the effects on the accompanying financial statements are described in Note 9.

      In our opinion, because of the effects of the matter described in the third paragraph and more fully discussed in Note 9, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2001 and 2000, or the results of their operations or their cash flows for the years then ended. Furthermore, in our opinion, the supplemental data included in Note 9 reconciling net income and surplus as shown in the financial statements to net income and surplus as determined in conformity with accounting principles generally accepted in the United States of America, present fairly, in all material respects, the information shown therein.

      However, in our opinion, the statutory-basis consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

/s/ Arthur Andersen LLP

New York, New York
February 20, 2002

This is a copy of a report previously issued by Arthur Andersen LLP, which has ceased operations.

                                                      MUTUAL OF AMERICA
                                                      LIFE INSURANCE COMPANY

                                                      320 PARK AVENUE
                                                      NEW YORK, NY 10022-6839
                                                      212-224-1600
                                                      www.mutualofamerica.com